UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

SCHEDULE 14A
(Rule 14a-101)

_________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FUTURE FINTECH GROUP INC.
(Name of Registrant as Specified in Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FUTURE FINTECH GROUP INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 2, 2025, AT 10:00 A.M. HONG KONG TIME

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Future FinTech Group Inc., a Florida corporation (the “Company”), will be held on September 2, 2025, at 10:00 a.m. Hong Kong time, at the Company’s corporate headquarters, located at 02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong, Special Administrative Region, People’s Republic of China, to consider the following matters, as more fully described in the proxy statement accompanying this notice (the following proposals, each a “Proposal” and collectively, the “Proposals”).

Proposal One

Amendment and Restatement of the Company’s Amended and Restated Articles of Incorporation, as Amended:    the approval to amend and restate the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the Company’s authorized shares of common stock, $0.001 par value (the “Common Stock”) from 6,000,000 shares to 600,000,000 shares (the “Authorized Share Increase Proposal”).

Proposal Two

Issuance of Shares Upon Conversion of the Remaining Balance of the Streeterville Note:    the approval to issue shares of the Company’s Common Stock upon conversion of the remaining balance of a Convertible Promissory Note previously issued to Streeterville Capital, LLC on December 27, 2023 (the “Streeterville Note”), which, when fully converted, may exceed 20% of the issued and outstanding Common Stock, which issuance requires shareholder approval in accordance with Nasdaq Listing Rule 5635(d) (the “Streeterville Note Proposal”) and (2) result in a change of control of the Company, in accordance with Nasdaq Listing Rules 5635(d) (the “20% Rule”) and 5635(b) (the “Change-of-Control Rule”)

Proposal Three

Unregistered Offshore Equity Financing Transaction:    the approval to issue up to 15,000,000 shares of the Common Stock (the “Equity Financing Proposal”) to non-U.S. investors in an unregistered offering pursuant to Regulation S of the Securities Act of 1933, under the terms of a Securities Purchase Agreement, which, when fully consummated, will (1) exceed 20% of the Company’s issued and outstanding Common Stock, and (2) result in a change of control of the Company, in accordance with the 20% Rule and Change-of-Control Rule.

Proposal Four

Unregistered Pre-Paid Financing Transactions:    the approval of the issuance of up to $10,000,000 worth of Common Stock to Avondale Capital, LLC in a non-public pre-paid financing transaction, which, when fully consummated, may exceed 20% of the Company’s issued and outstanding Common Stock, in accordance with the 20% Rule and Change-of-Control Rule (the “Pre-Paid Financing Proposal”).

Proposal Five

Adjournment of the Special Meeting:    the approval to adjourn the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals (the “Adjournment Proposal”).

Shareholders also will transact any other business that may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

Shareholders of record at the close of business on July 2, 2025 (the “Record Date”) are entitled to notice of and to vote at our Special Meeting and any adjournment or postponement thereof. All shareholders are cordially invited to attend the Special Meeting in person.

On or about August 14, 2025, we will commence mailing the proxy statement. This Notice of Special Meeting of Shareholders and the proxy statement are available at https://www.transhare.com/. Click on Vote Your Proxy, find the Company in the list provided, and click the Click Here button or at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

Our Board of Directors unanimously recommends that you vote “FOR” all five proposals.

BY ORDER OF THE BOARD OF DIRECTORS
Sincerely,
/s/ Hu Li
Chief Executive Officer
August 8, 2025

i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement (“Proxy Statement”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are all statements (and their underlying assumptions) included in this Proxy Statement that refer, directly or indirectly, to future events or outcomes and, as such, are inherently not factual, but rather reflect only our current projections for the future. Consequently, forward-looking statements usually include words such as “estimate,” “intend,” “plan,” “predict,” “seek,” “may,” “will,” “should,” “would,” “could,” “anticipate,” “expect,” “believe,” or similar words, in each case, intended to refer to future events or circumstances. Our future results may differ materially from our past results due to various uncertainties and risks, including, but not limited to, those included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based upon information available to us at this time. These statements are not guarantees of future performance. We disclaim any obligation to update information in any forward-looking statement. Actual results could vary from our forward-looking statements due to the factors described in our 2024 Annual Report, as well as other important factors.

ii

FUTURE FINTECH GROUP INC.
02B-03A, 23/F, Sino Plaza
255-257 Gloucester Road
Causeway Bay, Hong Kong

PROXY STATEMENT

The Board of Directors (the “Board” or “Board of Directors”) of Future Fintech Group Inc. (the “Company”, “we”, “us”, or “our”) is providing these materials to you in connection with the Company’s special meeting of stockholders (the “Special Meeting”). The Special Meeting will take place on September 2, 2025, at 10:00 a.m. Hong Kong time, at the Company’s corporate headquarters, located at 02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong, Special Administrative Region, People’s Republic of China. You are receiving this Proxy Statement because, as of July 2, 2025 (the “Record Date”), you owned shares of the Company’s common stock, $0.001 par value (the “Common Stock”), entitling you to vote at the Special Meeting. Our Board is soliciting proxies from shareholders as of the Record Date who wish to vote at the meeting. By use of a proxy, you can vote even if you do not attend the Special Meeting. This Proxy Statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS,
THE SPECIAL MEETING AND VOTING

Q:     When and where will the Special Meeting take place?

A:     The Special Meeting will be held on September 2, 2025, at 10:00 a.m. Hong Kong time, at the Company’s corporate headquarters, located at 02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong, Special Administrative Region, People’s Republic of China.

Q:     Why am I being provided with these materials?

A:     This proxy statement (“Proxy Statement”) and the enclosed proxy card are first being sent to the Company’s shareholders in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Future FinTech Group Inc. (the “Company”) of proxies to be voted at our Special Meeting of Shareholders, scheduled to be held on September 2, 2025 at 10:00 a.m., Hong Kong time (including any postponements, adjournments, or continuations thereof, the “Special Meeting”). This notice of Special Meeting and form of proxy is first being sent or given on or about August 14, 2025 to all shareholders of record as of the close of business on July 2, 2025 (the “Record Date”).

Q:     How do I vote?

A:     If you are a shareholder of record as of the Record Date, you may vote:

•        Via Fax:    by faxing the signed proxy card to 1.727.269.5616.

•        Via Internet:    at https://www.transhare.com/. Click on Vote Your Proxy, find the Company in the list provided and click the Click Here button, select Submit Your Vote, and enter your Control Number (see your proxy card for additional instructions).

•        By email:    by emailing your signed proxy card to Proxy@Transhare.com. By mail, by signing and returning the proxy card provided to:

Proxy Team Transhare Corporation
17755 US Highway 19 N, Suite 140
Clearwater FL 33764

•        In person during the Special Meeting.

If your shares are held in “street name,” meaning that they are held of record by your brokerage firm, bank, broker-dealer or other nominee, then you will receive voting instructions from the holder of record. You must follow those instructions in order for your shares to be voted. Your broker is required to vote your shares in accordance with your instructions. If your shares are held by an intermediary and you intend to vote your shares in person at the Special Meeting, please bring with you evidence of your ownership as of the record date (such as a recent brokerage statement showing your ownership of the shares as of the record date or a letter from the broker or nominee confirming such ownership), and a form of personal photo identification.

Q:     Who can attend the Special Meeting?

A:     Only shareholders of record as of the Record Date, individuals holding a valid proxy from a record holder, and our invited guests may attend the Special Meeting. The Special Meeting can only be attended in person.

Q:     Who may vote at the Special Meeting?

A:     Only shareholders of record of the Company’s Common Stock at the close of business on the Record Date of July 2, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement of the Special Meeting.

Shareholders of Record.    If shares of the Common Stock are registered directly in your name with Transhare Corporation, the Company’s transfer agent, you are considered the “shareholder of record” with respect to those shares, and you may vote those shares at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted.

Street Name Shareholders.    If shares of the Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker, bank or other nominee, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Special Meeting in person. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.

Q:     How many shares are entitled to vote at the Special Meeting?

A:     On the Record Date, we will have 3,450,770 shares of the Common Stock outstanding, which are entitled to vote at the Special Meeting.

Q:     How many votes does each share of the Common Stock have?

A:     Each share of the Common Stock is entitled to one (1) vote per share on all matters presented at the Special Meeting. Holders of the Common Stock do not possess cumulative voting rights.

Q:     If I plan to attend the Special Meeting, can I still vote by proxy?

A:     Yes. Casting your vote in advance does not affect your right to attend the Special Meeting.

Q:     Is there a list of record holders entitled to vote at the Special Meeting?

A:     A list of the Company’s registered shareholders entitled to vote at the Special Meeting will be made available for examination by any shareholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the Special Meeting. If you would like to inspect the shareholder list, please contact Hu Li, the Company’s Chief Executive Officer at leehoo@ftft.com to make arrangements.

Q:     What am I being asked to vote on?

A:     The proposals scheduled to be voted on at the Special Meeting (each a “Proposal” and collectively, the “Proposals”) are:

Proposal One

Amendment and Restatement of the Company’s Amended and Restated Articles of Incorporation, as Amended:    the approval to amend and restate the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the Company’s authorized shares of common stock, $0.001 par value (the “Common Stock”) from 6,000,000 shares to 600,000,000 shares (the “Authorized Share Increase Proposal”).

Proposal Two

Issuance of Shares Upon Conversion of the Remaining Balance of the Streeterville Note:    the approval to issue shares of the Company’s Common Stock upon conversion of the remaining balance of a Convertible Promissory Note previously issued to Streeterville Capital, LLC on December 27, 2023 (the “Streeterville Note”), which, when fully converted, may exceed 20% of the issued and outstanding Common Stock, which issuance requires shareholder approval in accordance with Nasdaq Listing Rule 5635(d) (the “Streeterville Note Proposal”) and (2) result in a change of control of the Company, in accordance with Nasdaq Listing Rules 5635(d) (the “20% Rule”) and 5635(b) (the “Change-of-Control Rule”).

Proposal Three

Unregistered Offshore Equity Financing Transaction:    the approval to issue up to 15,000,000 shares of the Common Stock (the “Equity Financing Proposal”) to non-U.S. investors in an unregistered offering pursuant to Regulation S of the Securities Act of 1933, under the terms of a Securities Purchase Agreement, which will (1) exceed 20% of the Company’s issued and outstanding Common Stock, and (2) result in a change of control of the Company, in accordance with the 20% Rule and Change-of-Control Rule.

Proposal Four

Unregistered Pre-Paid Financing Transactions:    the approval of the issuance of up to $10,000,000 worth of Common Stock to Avondale Capital, LLC in a non-public pre-paid financing transaction, which, when fully consummated, may exceed 20% of the Company’s issued and outstanding Common Stock, in accordance with the 20% Rule and Change-of-Control Rule (the “Pre-Paid Financing Proposal”).

Proposal Five

Adjournment of the Special Meeting:    the approval to adjourn the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals (the “Adjournment Proposal”).

The shareholders will also be asked to consider and vote upon any other business properly brought before the Special Meeting or any adjournment or postponement thereof. Our Board recommends that you vote “FOR” the Proposals.

Q:     How many votes are needed to approve each Proposal?

A:     The approval of each Proposal requires the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, provided a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on each Proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.

Q:     What is the difference between a shareholder of record and a beneficial owner?

A:     If your shares are registered directly in your name with our transfer agent, Transhare Corporation, then you are considered the “shareholder of record” with respect to those shares.

If your shares are held in street name by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, then you are considered the “beneficial owner” of the shares held in street name. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following the instructions provided to you by your nominee.

Q:     What constitutes a quorum, and why is a quorum required?

A:     We are required to have a quorum of shareholders present to conduct business at the Special Meeting. The presence, either in person or by proxy, of holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote on July 2, 2025 is necessary to constitute a quorum, permitting us to conduct the business of the Special Meeting. Because, as mentioned above, banks, brokers and nominee holders of record will not have discretionary voting authority with respect to Proposal One (the Authorized Share Increase Proposal), Proposal Two (the Streeterville Note Proposal), Proposal Three (the Equity Financing Proposal) and Proposal Four (the Pre-Paid Financing Proposal) to be considered at the Special Meeting, if a beneficial owner of shares held in “street name” does not give voting instructions to the broker, bank or nominee holder of record with respect to such proposal, such shares will not be considered present or represented by proxy at the Special Meeting, which means such shares will not be included in determining whether a quorum is present. Abstentions, on the other hand, will be included in determining whether a quorum is present. If you hold your shares in street name, we encourage you to provide voting instructions to the broker, bank or nominee that holds your shares. If there is no quorum, the chairperson of the meeting or the holders of a majority of the shares represented at the meeting may adjourn the meeting to another date. If a quorum is not present, we will be required to reconvene the Special Meeting at a later date.

Q:     What happens if additional matters are presented at the Special Meeting?

A:     Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting.

Q:     What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

A:     We must vote your shares as you have instructed. If you are a shareholder of record and you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted as follows:

•        “FOR” Proposal One:    Authorized Share Increase Proposal

•        “FOR” Proposal Two:    Streeterville Note Proposal

•        “FOR” Proposal Three:    Equity Financing Proposal

•        “FOR” Proposal Four:    Pre-Paid Financing Proposal

•        “FOR” Proposal Five:    Adjournment Proposal

If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted as recommended by the Board. If you are a street name shareholder, you must provide voting instructions to your broker, bank or other nominee in accordance with their instructions in order for your shares to be properly voted. Please see “What are ‘broker non-votes’?” below regarding the ability of brokers, banks and other such holders of record to vote the uninstructed shares of their clients or other beneficial owners in their discretion and for an explanation of broker non-votes.

Q:     What are “broker non-votes”?

A:     Broker non-votes can occur when a street name shareholder does not give instructions to their broker, bank or other nominee. Under rules that govern brokers, banks, and other agents that are record holders of company stock held in brokerage accounts for their clients who beneficially own such shares, if the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered “routine” (discretionary matters), but cannot vote the shares with respect to “non-routine” (non-discretionary) matters. A “broker non-vote” occurs when a broker, bank, or other nominee submits a proxy for the Special Meeting but does not vote on a particular proposal because they either (i) do not choose to exercise their discretionary voting power or (ii) do not have discretionary voting power with respect to that proposal and have not received instructions from the beneficial owner.

Proposal One (the Authorized Share Increase Proposal), Proposal Two (the Streeterville Note Proposal), Proposal Three (the Equity Financing Proposal) and Proposal Four (the Pre-Paid Financing Proposal) are not considered “routine” matters, and, therefore, your broker cannot vote your shares on Proposal One, Proposal Two or Proposal Three without your instructions. Proposal Five (the Adjournment Proposal) is considered a “routine” matter, and, therefore, your broker is entitled to vote your shares on Proposal Five absent voting instructions from you.

Q:     What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:     If you are a beneficial shareholder and your shares are held in street name with a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters. A broker non-vote occurs when a nominee who holds shares on behalf of a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Special Meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted. Proposal One (the Authorized Share Increase Proposal), Proposal Two (the Streeterville Note Proposal), Proposal Three (the Equity Financing Proposal) and Proposal Four (the Pre-Paid Financing Proposal) are deemed to be “non-routine” matters, and, as a result, your broker or nominee may not vote your shares on Proposal One, Proposal Two, Proposal Three or Proposal Four in the absence of your instruction. Proposal Five (the Adjournment Proposal) is considered a “routine” matter, and, as a result, your broker or nominee may vote your shares on Proposal Five absent voting instructions from you.

Q:     Will I have Appraisal or Dissenters’ Rights with respect to the Proposals?

A:     Pursuant to the Florida Business Corporation Act (“FBCA”), shareholders are not entitled to appraisal rights or dissenters’ rights with respect to the Proposals.

Q:     Can I change my vote or revoke my proxy after I have delivered my proxy?

A:     Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before its exercise at the Special Meeting by:

•        delivering written notice to Proxy Team, Transhare Corporation, 17755 US Highway 19 N, Suite 140, Clearwater, FL 33764;

•        properly submitting a proxy with a later date (which may be done by Internet, telephone or mail) before the applicable deadline; or

•        attending the Special Meeting and voting in person.

If you are a beneficial shareholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Special Meeting.

Q:     What does it mean if I receive more than one proxy card?

A:     If you receive more than one proxy card, it means that you hold shares of the Common Stock in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote by Internet or telephone, you will need to vote once for each proxy card you receive.

Q:     Who should I call with other questions?

A:     If you have additional questions about this Proxy Statement or the Special Meeting or would like additional copies of this Proxy Statement or the enclosures herein, please contact Proxy Team, Transhare Corporation, 17755 US Highway 19 N, Suite 140, Clearwater, FL 33764, Telephone: (303) 662-1112.

Q:     Who will count the votes?

A:     Transhare Corporation, the Company’s transfer agent, will act as inspector of election and will tabulate the votes.

Q:     What are the potential negative impacts to Shareholders if the Proposals are approved?

A:     Proposal One (Authorized Share Increase Proposal) is a proposal for an increase of our authorized shares of Common Stock from 6,000,000 to 600,000,000 If approved, we plan to issue shares of the Common Stock pursuant to three (3) separate financings, including Proposal Two (Streeterville Note Proposal), Proposal Three (Equity Financing Proposal) and Proposal Four (Pre-Paid Financing Proposal). Each of the financing proposals include variable rate financings which will increase the number of shares of the Common Stock outstanding, causing substantial dilution to stockholders and diluting the value of your investment. Additionally, the proposals will likely cause a decline in the trading price of the Common Stock.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the Special Meeting?

A:     The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. We are paying the cost of this solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, e-mail, facsimile or other means by our officers or regular employees, without paying them any additional compensation or remuneration. Arrangements have also been made with brokers, dealers, banks, voting trustees and other custodians, nominees and fiduciaries to forward proxy materials and annual reports to the beneficial owners of the shares held of record by such persons, and we will, upon request, reimburse them for their reasonable expenses in so doing.

Q:     Where can I find the voting results of the Special Meeting?

A:     We intend to announce voting results at the Special Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

PROPOSAL ONE: AUTHORIZED SHARE INCREASE PROPOSAL

Overview

Our shareholders are being asked for their approval to amend and restate the Company’s Articles of Incorporation, as amended, to increase the number of the Company’s authorized shares of the Common Stock (the “Share Increase Amendment”). On July 28, 2025, the Board of Directors unanimously approved an amendment to the Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 6,000,000 to 600,000,000 shares (the “Authorized Share Increase Proposal”).

The form of the Share Increase Amendment is attached as Annex B to this Proxy Statement. If approved by the shareholders, the Share Increase Amendment will become effective upon the filing of the Share Increase Amendment with the Florida Secretary of State, which will occur as soon as reasonably practicable after the Special Meeting.

Reasons for Requesting Shareholder Approval

The purpose of the Authorized Share Increase Proposal is:

•        To provide the Company with sufficient authorized capital to issue shares of the Common Stock in connection with a Convertible Promissory Note previously issued to Streeterville Capital, LLC on December 27, 2023 (the “Streeterville Note”), which, when fully converted, may exceed 20% of the issued and outstanding Common Stock Nasdaq Listing Rules 5635(d) (the “20% Rule”) and 5635(b) (the “Change-of-Control Rule”).

•        To provide the Company with sufficient authorized capital to issue up to 15,000,000 shares of the Common Stock to non-U.S. investors in an unregistered offering pursuant to Regulation S of the Securities Act of 1933, pursuant to the terms of a Securities Purchase Agreement, which will (1) exceed 20% of the Company’s issued and outstanding Common Stock, and (2) result in a change of control of the Company, in accordance with the 20% Rule and Change-of-Control Rule.

The Proposal will also provide the Company with the flexibility it needs to pursue future financing transactions, strategic acquisitions, equity-based incentive programs, and other general corporate purposes without the delay and expense of convening another shareholder meeting each time additional shares might be required. The Board of Directors will be permitted to issue additional shares of the Common Stock when and if the Board determines that circumstances warrant. Any future issuances of Common Stock will be subject to applicable Nasdaq rules and to the requirements of FBCA. The rights and preferences of the outstanding shares of Common Stock will not change, but future issuances would dilute the ownership and voting interests of existing shareholders and would likely affect the market price of the Company’s stock, depending on the terms of such issuances.

Appraisal or Dissenters’ Rights

Pursuant to FBCA, shareholders are not entitled to appraisal rights or dissenters’ rights with respect to the Authorized Share Increase Proposal.

Rights of Additional Authorized Shares

Any newly authorized shares of the Common Stock will be identical to the shares of the Common Stock now authorized and outstanding. The Share Increase Amendment will not alter the voting powers or relative rights of the Common Stock. In accordance with the Certificate of Incorporation and Florida law, any of our authorized but unissued shares of preferred stock are “blank check” preferred stock, which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and preemptive rights as may be designated by the Board pursuant to a certificate of designation. We are not seeking to increase the number of authorized shares of preferred stock.

Potential Adverse Effects of the Share Increase Amendment

The Board has current plans to issue shares from the additional authorized shares provided by the Share Increase Amendment Proposal, which will have an immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing shareholders. The future issuance of additional authorized shares of the Common Stock may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock or special voting Common Stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of the Common Stock.

Potential Anti-Takeover Effects

By increasing the number of authorized but unissued shares of Common Stock, our ability to issue additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of the Common Stock could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our shareholders. The ability of the Board to cause the Company to issue substantial amounts of the Common Stock or preferred stock without the need for shareholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of the Common Stock seeking to obtain control of the Company. The issuance of the Common Stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Authorized Share Increase Proposal to effect the Share Increase Amendment as an anti-takeover measure, nor does the Board contemplate using the resulting increase in shares of the Common Stock (the “Share Increase”) in this manner at any time in the foreseeable future.

Effectiveness of Share Increase Amendment

If the Share Increase Amendment Proposal is approved by the shareholders at the Special Meeting, the Share Increase Amendment will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Florida. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Share Increase Amendment.

Vote Required and Recommendation of the Board

The approval of the Authorized Share Increase Proposal requires the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, provided a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.

The Board of Directors has unanimously determined that the Authorized Share Increase Proposal is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote “FOR” the Authorized Share Increase Proposal.

PROPOSAL TWO: STREETERVILLE NOTE PROPOSAL

Overview

On December 27, 2023, the Company entered into a Securities Purchase Agreement (the “Streeterville SPA”) with Streeterville Capital, LLC, a Utah limited liability company (“Streeterville”), pursuant to which the Company issued a Convertible Promissory Note in the principal amount of $1,100,000 (the “Streeterville Note”) to Streeterville. The Streeterville Note bears interest at the rate of 8% per annum. Under the terms of the Streeterville Note, Streeterville has the right, exercisable at any time in its sole and absolute discretion, to redeem all or any portion of the Streeterville Note, subject to the maximum monthly redemption amount of $200,000 per calendar month. Payments of each redemption amount may be made by converting such redemption amount into shares of the Company’s Common Stock (“Redemption Conversion Shares”) equal to the portion of the applicable redemption amount being converted divided by the lesser of (a) $12.00 (reflecting a recent reverse stock split), and (b) the “Market Price”, which means 82% multiplied by the lowest daily volume weighted average price of the Common Stock of the Company during the ten (10) trading days immediately preceding the applicable measurement date (the “Streeterville Conversion Price”). As of July 23, 2025, the Streeterville Note has principal and interest outstanding of approximately $450,000.

Based on the Company’s current capitalization and trading price, conversion of the remaining outstanding balance of the Streeterville Note may result in the issuance of more than 20% of the Company’s currently outstanding Common Stock. Nasdaq Listing Rule 5635(d) (the “20% Rule”) requires shareholder approval before a listed company may issue 20% or more of its outstanding Common Stock (or securities convertible into or exercisable for shares of Common Stock) at a price below the “Minimum Price” (i.e., the greater of (i) the closing bid price immediately preceding execution of the binding agreement and (ii) the average closing bid price for the five trading days preceding such execution).

Additionally, Nasdaq Listing Rule 5635(b) (the “Change-of-Control Rule”) requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer. Under the Streeterville Note, if Streeterville converts the remaining balance of the Streeterville Note, the Company could issue a block of the Common Stock exceeding 20% of the current outstanding Common Stock, and it could result in a change of control under the Nasdaq interpretations of Nasdaq Listing Rule 5635(b).

Accordingly, the Company is seeking shareholder approval for the potential issuance of shares of the Common Stock upon conversion or redemption of the Streeterville Note in excess of the 20% threshold, to ensure compliance with Nasdaq Listing Rule 5635(b) and Nasdaq Listing Rule 5635(d). If these Proposals are approved, no further shareholder approval will be required or sought for the conversion of the remaining balance of the Streeterville Note.

Potential Effect of Streeterville Note Conversion

If Streeterville converts the remaining balance of the Streeterville Note, the Company could issue a block of the Common Stock exceeding 20% of the current outstanding Common Stock. Such an issuance would dilute existing shareholders’ ownership and thereby reduce each existing stockholder’s proportionate ownership and voting power in our Common Stock, expand the public float, and could place downward pressure on the market price of the shares. The actual impact cannot be determined with certainty until the conversion amount and prevailing market price are known.

Reasons for Requesting Shareholder Approval

Nasdaq Listing Rule 5635(b) requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer. Under the Streeterville Note, if Streeterville converts the remaining balance of the Streeterville Note, the Company could issue a block of the Common Stock exceeding 20% of the current outstanding Common Stock, and it could result in a change of control under the Nasdaq interpretations of Nasdaq Listing Rule 5635(b).

Shareholders should note that a “change of control,” as described under Nasdaq Listing Rule 5635(b), applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Florida law, our organizational documents or any other agreements to which we may be a party.

Nasdaq Listing Rule 5635(d) requires shareholder approval of transactions, other than public offerings, resulting in the issuance of greater than 20% of the outstanding Common Stock or voting power of the issuer prior to the offering at a price less than the “Minimum Price,” which Nasdaq defines as the lower of the issuer’s most recent closing price immediately prior to signing the binding agreement for the transaction or the average of the closing price for the five trading days immediately preceding the signing of the binding agreement. Due to the number of shares of the Common Stock being issued in connection with the Streeterville Note at the Streeterville Conversion Price, which is less than the “Minimum Price”, the conversion of the Common Stock potentially into over 20% of the outstanding Common Stock requires shareholder approval pursuant to Nasdaq Listing Rule 5635(d).

Appraisal or Dissenters’ Rights

Pursuant to FBCA, shareholders are not entitled to appraisal rights or dissenters’ rights with respect to the Streeterville Note Proposal, and the Company will not provide appraisal rights or dissenters’ rights.

Vote Required and Recommendation of the Board

The approval of the Streeterville Note Proposal requires the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, provided a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.

The Board of Directors has unanimously determined that the Streeterville Note Proposal is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote “FOR” the Streeterville Note Proposal.

PROPOSAL THREE: EQUITY FINANCING PROPOSAL

Overview

On July 24, 2025, the Company entered into a Securities Purchase Agreement (the “Equity SPA”) with seven non-U.S. investors (collectively, the “Purchasers”). The Equity SPA contemplates the sale, in one or more closings, of up to 15,000,000 shares of our Common Stock (the “Shares”) at a cash purchase price of $2.00 per share, for gross proceeds of up to $30,000,000. The Shares will be issued in reliance on Regulation S and will bear the customary restrictive legend.

The initial closing is capped at no more than 19.9% of the Company’s outstanding Common Stock as of the closing date (the “19.9% Limit”). Any Shares subject to the 19.9% Limit will not be outstanding on the Record Date for this Special Meeting and, therefore, will not vote on this Proposal. Following shareholder approval of this Proposal (if obtained), any remaining Shares may be issued in one or more subsequent closings, expected to occur within three business days after the Special Meeting. Net proceeds will be used for working capital, strategic investments and other general corporate purposes.

As of July 2, 2025, the Record Date for this Special Meeting, there were 3,450,770 shares of Common Stock outstanding and entitled to vote at this Special Meeting.

A copy of the Equity SPA is attached as Annex C to this Proxy Statement.

Nasdaq Shareholder Approval Requirements

Nasdaq Listing Rule 5635(d) requires shareholder approval before the Company issues Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the outstanding shares or voting power at a price below the greater of the book or market value. Issuing the full 15,000,000 Shares will exceed this 20% threshold; therefore, the Company must obtain shareholder approval before issuing any Shares in excess of the 19.9% Limit.

Additionally, Nasdaq Listing Rule 5635(b) separately requires shareholder approval of any issuance resulting in a “change of control,” which Nasdaq generally presumes to occur when a new investor or group obtains 20% or more of the Company’s outstanding Common Stock or voting power and becomes the single largest holder able to elect, or materially influence the election of, a majority of the Board of Directors. The rules generally deem a change of control to occur when, as a result of the issuance, an investor or a group of investors would own, or have the right to acquire, 20 percent or more of the outstanding shares of Common Stock or of the voting power, and such ownership or voting power would be the largest position. An investor or a group of investors could elect, or materially influence the election of, a majority of our directors. Because the transaction will effect a change of control, Rule 5635(b) also makes shareholder approval mandatory.

The Equity SPA

Pursuant to the Equity SPA dated July 24, 2025, the Purchasers agreed to buy an aggregate of 15,000,000 shares of Common Stock at $2.00 per share. Wealth Index Capital Limited (“WICL”) will acquire 9,000,000 shares; each of the remaining six Purchasers will acquire 1,000,000 shares.

The first closing is limited to a number of shares that does not exceed 19.9% of the Company’s outstanding Common Stock on that date. Any remaining shares will be issued after the Company’s shareholders approve the transaction in accordance with Nasdaq rules.

Immediately after full issuance of the 15,000,000 shares, WICL is expected to beneficially own approximately 48.8% of the Company’s outstanding Common Stock, based upon 3,450,770 shares outstanding on July 2, 2025, giving it the practical ability to elect, or materially influence the election of, a majority of the Board of Directors. Each of the other purchasers will own roughly 5.4%. Existing shareholders will retain approximately 18.7%. The Equity SPA does not otherwise contain any voting agreements, board-designation rights, or similar arrangements among the Purchasers or between any Purchaser and the Company regarding director elections or other corporate governance matters.

We expect a change-in-control (for Nasdaq or securities-law purposes) will occur on the business day the second (final) tranche is issued and settled, which will take place promptly after approval of the Equity Financing Proposal by our shareholders and satisfaction of the remaining closing conditions.

Effects if the Offshore Equity Financing Transaction Proposal is Approved

If the shareholders vote for this Proposal, it will allow the Company to complete the second and final closing under the Equity SPA. As a result:

•        The Company will receive almost all of the $30 million expected from the Equity SPA, materially enhancing its cash position and funding its working-capital and strategic objectives.

•        Because the financing is all-cash and equity-based, the balance-sheet impact is limited to dilution as there is no new interest expense or leverage.

•        Once all shares are issued, the lead purchaser will hold a significant minority stake that is large enough to influence, and potentially determine, Board elections and other shareholder votes. The other purchasers together will also hold a meaningful combined stake; current shareholders’ percentage ownership will decline correspondingly.

•        Approval of the Equity Financing Proposal will satisfy both the Nasdaq 20% Rule and the Nasdaq Change-of-Control Rule.

•        Although the new shares will initially carry a Regulation S legend, they may, after seasoning, become eligible for resale, gradually increasing the trading float.

Effects if the Proposal is Not Approved

If shareholders vote against this Proposal:

•        The Company would be limited to selling less than 20% of its currently outstanding shares, raising only a fraction of the intended proceeds.

•        Under the Equity SPA, the Purchasers have no obligation, and, in practice, are not permitted to buy the remaining shares without approval of the Equity Financing Proposal by our shareholders; the agreement may be terminated if such approval is not obtained by its outside date.

•        The lead investor’s stake would remain below Nasdaq’s presumptive control threshold, and existing shareholders would retain the decisive voting majority.

•        Management would need to explore alternative capital sources to pursue its growth and working capital plans; replacement financing might involve higher costs, stricter debt covenants, or greater dilution.

•        A failed vote could signal investor unease about dilution or governance issues, which may heighten share price volatility and complicate future capital-raising efforts.

Appraisal or Dissenters’ Rights

Pursuant to FBCA, shareholders are not entitled to appraisal rights or dissenters’ rights with respect to the Equity Financing Proposal, and the Company will not provide appraisal rights or dissenters’ rights.

Vote Required and Recommendation of the Board

The approval of the Equity Financing Proposal requires the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, provided a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.

The Board of Directors has unanimously determined that the Equity Financing Proposal is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote “FOR” the Equity Financing Proposal.

PROPOSAL FOUR: PRE-PAID FINANCING PROPOSAL

Overview

On July 28, 2025, the Company entered into a Pre-Paid Securities Purchase Agreement (the “Pre-Paid SPA”) and a Registration Rights Agreement (the “RRA,” and together with the Pre-Paid SPA and all related schedules and exhibits, including the Pre-Paid Instruments (as defined below), collectively, the “Pre-Paid Transaction Agreements”), each with Avondale Capital, LLC, a Utah limited liability company (the “Investor”).

The Pre-Paid Transaction Agreements provide for potential funding of up to $10,000,000 (the “Commitment Amount”) through the issuance of pre-paid purchase instruments (each, a “Pre-Paid Instrument,” and collectively, the “Pre-Paid Instruments”). The Pre-Paid Instruments are structured to be settled, in whole or in part, in shares of the Company’s common stock. The number of shares issuable upon any such settlement is determined based on a variable pricing formula that references recent market trading activity. Specifically, the per share price used to calculate the number of shares to be issued (the “Settlement Price”) is equal to 82% of the lowest daily volume-weighted average price (VWAP) of the Company’s common stock during the ten (10) trading days immediately preceding the applicable purchase date, which may be settled in shares of the Company’s Common Stock.

A copy of the Pre-Paid SPA is attached as Annex D to this Proxy Statement.

The Pre-Paid SPA and RRA

The Pre-Paid SPA includes ownership limitations that prohibit the Investor from beneficially owning more than 9.99% of the Company’s outstanding shares at any time, which may cap the number of shares issuable at any given point. If these limits are reached or if other constraints prevent settlement in shares, the Company may be required to redeem the remaining balance of the Pre-Paid Instrument for cash.

Initial Closing

At the initial closing under the Pre-Paid SPA, the Company received $800,000 in gross proceeds and issued a Pre-Paid Instrument with a principal amount of $884,000. This principal amount reflects an original issue discount (OID) of 8% and includes a $20,000 reimbursement for transaction-related expenses. As additional consideration, on the Closing Date (as defined in the Pre-Paid SPA), the Company will issue the number of Common Stock to the Investor as “Commitment Shares”, which will equal 1.50% of the Commitment Amount based on the closing price of the Common Stock on the Trading Day immediately preceding the Closing Date, subject to a 9.99% ownership limitation.

The initial Pre-Paid Instrument bears interest at 8% per annum and may be settled, at the Investor’s discretion, in shares of Common Stock valued at 82% of the lowest daily volume-weighted average price (VWAP) during the ten (10) trading days prior to each purchase date, representing an effective 18% discount. The Company may not issue shares that would cause the Investor to beneficially own more than 9.99% of the Company’s outstanding Common Stock at any time.

Subsequent Fundings

Subject to shareholder approval and satisfaction of other conditions, the Company may complete a second closing in the amount of $500,000 in exchange for a Pre-Paid Instrument with a $540,000 principal amount. Following that, the Company may request additional fundings during a two-year commitment period, in tranches of at least $250,000 and up to $1,500,000 each, with terms substantially similar to the initial Pre-Paid Instrument.

Each future funding may include pre-delivery shares and/or additional commitment shares, as required under the terms of the Pre-Paid SPA.

Events of Default

Events of default under the Pre-Paid Instruments may accelerate repayment or suspend the Investor’s funding obligations. Upon an event of default, outstanding obligations may become immediately due and payable at 120% of the balance due, and interest may accrue at 18% per annum. In a change-of-control or other fundamental transaction, the Company may be required to redeem the instruments for cash.

Registration Rights

Under the RRA, the Company is required to file and maintain an effective registration statement covering the resale of the Common Stock issued under the Pre-Paid SPA. Failure to timely register or maintain such registration may result in penalties of 1% of the then-outstanding balance per 30-day period, up to a maximum of 4%.

Nasdaq Shareholder Approval Requirements

Nasdaq Listing Rule 5635(d) requires shareholder approval before the Company issues Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the outstanding shares or voting power at a price below the greater of the book or market value. Issuing the shares required under the Pre-Paid SPA will exceed this 20% threshold; therefore, the Company must obtain shareholder approval before issuing any Shares in excess of the 19.9% Limit.

Additionally, Nasdaq Listing Rule 5635(b) separately requires shareholder approval of any issuance resulting in a “change of control,” which Nasdaq generally presumes to occur when a new investor or group obtains 20% or more of the Company’s outstanding Common Stock or voting power and becomes the single largest holder able to elect, or materially influence the election of, a majority of the Board of Directors. The rules generally deem a change of control to occur when, as a result of the issuance, an investor or a group of investors would own, or have the right to acquire, 20 percent or more of the outstanding shares of Common Stock or of the voting power, and such ownership or voting power would be the largest position. An investor or a group of investors could elect, or materially influence the election of, a majority of our directors. Because the transaction will effect a change of control, Rule 5635(b) also makes shareholder approval mandatory.

Effects if the Pre-Paid Financing Transaction Proposal is Approved

If Proposal Four is approved, the Company will be able to access additional capital through the issuance of Pre-Paid Instruments without further shareholder approval. The proceeds will be used for general working capital, to reduce existing liabilities, or to fund strategic growth initiatives. This flexibility will help the Company avoid the delay and expense of a traditional public offering.

However, issuances of shares of our Common Stock under the Pre-Paid Transaction Agreements would cause significant dilution to existing shareholders and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock, particularly if the Company’s stock price declines. The Investor will receive shares at a discount to the prevailing market price and may also receive additional non-cash consideration, such as commitment shares or pre-delivery shares.

Effects if the Proposal is Not Approved

If Proposal Four is not approved, the Company will not be able to complete additional closings under the Pre-Paid SPA beyond the initial $800,000 funding. As a result, the Company may lose access to needed capital and could be required to seek alternative financing on less favorable terms or delay or curtail planned operations. However, under the terms of the Pre-Paid SPA, if shareholder approval is not obtained within forty-five (45) days following the Closing Date, the Company is obligated to continue using commercially reasonable efforts to seek and obtain such approval, including by soliciting shareholder approval at intervals of no more than every ninety (90) days until it is obtained.

Appraisal or Dissenters’ Rights

Pursuant to FBCA, shareholders are not entitled to appraisal rights or dissenters’ rights with respect to the Pre-paid Financing Proposal, and the Company will not provide appraisal rights or dissenters’ rights.

Vote Required and Recommendation of the Board

The approval of the Pre-paid Financing Proposal requires the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, provided a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.

The Board of Directors has unanimously determined that the Pre-paid Financing Proposal is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote “FOR” the Pre-Paid Financing Proposal.

PROPOSAL FIVE: ADJOURNMENT PROPOSAL

Overview

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the foregoing Proposals described in this Proxy Statement, the Company may move to adjourn the Special Meeting at that time in order to enable our Board of Directors to solicit additional proxies.

In this Proposal, we are asking our shareholders to authorize the Company to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the Proposals, each as described in this Proxy Statement. If our shareholders approve this Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of this Proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the foregoing Proposals, we could adjourn the Special Meeting without a vote on such Proposals and seek to convince our shareholders to change their votes in favor of such Proposals.

If it is necessary or advisable to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our shareholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 60 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, provided a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.

The Board of Directors has unanimously determined that the Adjournment Proposal is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table provides information concerning beneficial ownership of our capital stock as of the Record Date, by:

•        each shareholder or group of affiliated shareholders who owns more than 5% of our outstanding capital stock;

•        each of our named Executive Officers;

•        each of our Directors; and

•        Executive Officers and Directors as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on 3,450,770 shares of our Common Stock outstanding as of the Record Date, July 2, 2025.

Beneficial ownership is determined in accordance with Securities and Exchange Commission (“SEC”) rules and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of July 2, 2025 or issuable upon conversion of convertible securities which are currently convertible or convertible within 60 days of July 2, 2025 are deemed outstanding and beneficially owned by the person holding those options, warrants or convertible securities for purposes of computing the number of shares and percentage of shares beneficially owned by that person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders, named executive officers, and directors below is c/o Future FinTech Group, Inc., 02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong.

SHARES BENEFICIALLY OWNED

Name of Beneficial Owner	Number	Percentage
Directors and Name Executive Officers
Hu Li, Chief Executive Officer, President and Director	30,000	* %
Ting (Alina) Ouyang, Chief Financial Officer and Director	0	0%
Mingjie Zhao, Independent Director	0	0%
Mingyong Hu, Independent Director	0	0%
David Hu, Independent Director and Chairman	0	0%
All current Directors and named Executive Officers as a group (5 persons)	30,000	* %
5% or Greater Shareholders
Zeyao Xue(1)	385,287	11.2%
All 5% or Greater Shareholders(1)	385,287	11.2%

____________

*        Less than 1%

(1)      Including 352,277 shares directly owned by Mr. Zeyao Xue and 33,011 shares indirectly and beneficially owned by Mr. Zeyao Xue, which consists of (i) 29,342 shares that are directly owned by Golden Dawn International Limited (“Golden Dawn”), a British Virgin Islands company and (ii) 3,668 shares that are directly owned by China Tianren Organic Food Holding (“China Tianren”). Mr. Zeyao Xue holds all of the issued and outstanding capital stock of Fancylight Limited, which is an indirect 100% owner of Golden Dawn and China Tianren. As such, Mr. Zeyao Xue holds the beneficial ownership of shares owned by Golden Dawn and China Tianren. The address of Zeyao Xue is No.3, Xijuyuan Xiang, Lianhu District, Xi’an City, Shaanxi Province, China.

OTHER MATTERS

As of the date of this Proxy Statement, the only business that our Board intends to present or knows that others will present at the Special Meeting is contained in this Proxy Statement. If any other matter or matters are properly brought before the Special Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

Shareholder Proposals for 2025 Annual Meeting of Shareholders and Proxies

As stated in the Definitive Schedule 14A for the Company’s Annual Meeting for 2024 filed with the SEC on October 11, 2024, to be considered for inclusion in the Company’s 2025 proxy materials, your proposal must be submitted in writing before June 13, 2025, to the attention of our Corporate Secretary at our principal executive offices. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Exchange Act. In addition, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 must provide the required notice of intent to solicit proxies to the Corporate Secretary no later than 60 calendar days prior to the first anniversary of the date of the 2024 Annual Meeting (no later than October 6, 2025 for the 2025 Annual meeting of shareholders).

List of Shareholders Entitled to Vote at the Special Meeting

The names of shareholders of record entitled to vote at the Special Meeting will be available at our corporate office for a period of 10 days prior to the Special Meeting and continuing through the Special Meeting.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Interests of Officers and Directors in Matters to Be Acted Upon

Except as described in the Proposals, no person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

Communication with our Board of Directors

Shareholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the following address: Board of Directors, Future FinTech Group Inc., 02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong, Telephone: 852-21141970. A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of the Common Stock. Our Corporate Secretary or one of our officers will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary or officer deems, in his or her reasonable discretion, unrelated to our business. The Corporate Secretary or officer will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the Audit Committee, whether or not it was directed to such persons.

Available Information

We maintain an internet website at www.ftft.com. Copies of the Audit Committee Charter, Compensation Committee Charter, Code of Ethics and Code of Conduct can be found on our website, www.ftft.com, by clicking on Investors and then Corporate Governance, and such information is also available in print to any shareholder who requests it by writing to us at the address below.

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of any of our reports as filed with the SEC, including the financial statements and schedules thereto. In addition, such information is available, free of charge, through our website, www.ftft.com, by clicking on Investors and then SEC Filings. A request for a copy of such report should be directed to: Board of Directors, Future FinTech Group Inc., 02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong, Telephone: 852-21141970.

The Company’s Common Stock is listed on the Nasdaq Stock Market and trades under the symbol “FTFT”.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Proxy Statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from us, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from us for your household, please contact our transfer agent, Transhare Corporation in writing at c/o Proxy Team, Transhare Corporation, 17755 US Highway 19 N, Suite 140, Clearwater FL 33764, or by telephone at (303) 662 1112 .

If you participate in householding and wish to receive a separate copy of this Proxy Statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from us in the future, please contact our transfer agent as indicated above. Beneficial shareholders can request information about householding from their nominee.

INFORMATION INCORPORATED BY REFERENCE

We are incorporating by reference specified documents that we file with the SEC, which means that the incorporated documents are considered part of this Proxy Statement. This document incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on April 15, 2025, Quarterly Report on Form 10-Q for the period ended March 31, 2025, filed with the SEC on May 20, 2025, and the Company’s Current Reports on Form 8-K, filed with the SEC on February 18, 2025, March 6, 2025, April 1, 2025, April 2, 2025, April 29, 2025, May 6, 2025, June 16, 2025, June 20, 2025, and June 26, 2025.

Information contained on our website, www.ftft.com, is not incorporated by reference in, and does not constitute part of, this Proxy Statement. All documents that we file (but not those that we furnish) with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting are incorporated by reference in this Proxy Statement from the date of filing of the documents, unless we specifically provide otherwise. Information that we file with the SEC will automatically update and may replace information previously filed with the SEC.

ANNEX A

PROXY CARD

PRELIMINARY PROXY
FUTURE FINTECH GROUP INC.

02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road
Causeway Bay, Hong Kong

SPECIAL MEETING OF SHAREHOLDERS
September 2, 2025

THE BOARD RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS

Proposal One: Authorized Share Increase Proposal

___	FOR	___	AGAINST	___	ABSTAIN

Proposal Two: Streeterville Note Proposal

___	FOR	___	AGAINST	___	ABSTAIN

Proposal Three: Equity Financing Proposal

___	FOR	___	AGAINST	___	ABSTAIN

Proposal Four: Pre-Paid Financing Proposal

___	FOR	___	AGAINST	___	ABSTAIN

Proposal Five: Adjournment Proposal

___	FOR	___	AGAINST	___	ABSTAIN

This Proxy is solicited on behalf of the management of Future Fintech Group Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

TO VOTE ONLINE: www.Transhare.com click on Vote Your Proxy Enter Your Control Number:

TO VOTE BY EMAIL: Please email your signed proxy card to Proxy@Transhare.com

TO VOTE BY FAX: Please fax this proxy card to 1.727.269.5616

TO VOTE BY MAIL: Please sign, date and mail to: Proxy Team, Transhare Corporation, 17755 US Highway 19 N, Suite 140, Clearwater, FL 33764

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder	Signature of Joint Shareholder

Dated:	Dated:

Annex A-1

ANNEX B

FORM OF CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED

Annex B-1

THIRD AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
FUTURE FINTECH GROUP INC.

Pursuant to Section 607.1007 of the Business Corporation Act of the State of Florida (“FBCA”), the undersigned corporation hereby submits the attached Third Amended and Restated Articles of Incorporation. The Third Amended and Restated Articles of Incorporation supersede and replace the Amended and Restated Articles of Incorporation filed in the office of the Secretary of State of Florida on April 1, 2025 (the Second Amended and Restated Articles of Incorporation) and all amendments thereto:

1. The name of the corporation is Future FinTech Group Inc. (the “Company”).

2. The Third Amended and Restated Articles of Incorporation amend only ARTICLE III. CAPITAL STOCK to increase the Company’s authorized common stock to 600,000,000 shares.

3. The Second Amended and Restated Articles of Incorporation are deleted in their entirety and replaced by the Third Amended and Restated Articles of Incorporation attached hereto as Exhibit A.

4. The Third Amended and Restated Articles of Incorporation do not provide for an exchange, reclassification or cancellation of issued shares.

5. The Third Amended and Restated Articles of Incorporation were unanimously approved by the Board of Directors of the Company on July 28, 2025, and by the shareholders of the Company on _____ in accordance with the FBCA. The number of votes cast for the Amended and Restated Articles of Incorporation by the shareholders was sufficient for approval.

6. The Third Amended and Restated Articles of Incorporation will be effective upon filing and do supersede the original articles of incorporation and all amendments to them.

DATED as of ______________

FUTURE FINTECH GROUP INC.

By
Printed Name: Hu Li
Title: Chief Executive Officer

Annex B-2

EXHIBIT A

THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
FUTURE FINTECH GROUP INC.
a Florida corporation

ARTICLE I. NAME

The name of the corporation is Future FinTech Group Inc. (the “Company”).

ARTICLE II. BUSINESS

The purpose and nature of the business, objectives or purposes to be transacted, promoted or carried on by the Company shall be to engage in any lawful activity, and to do all and everything necessary, suitable, and proper to accomplish the foregoing, and to engage in any and every activity and business enterprise which the Company’s board of directors (the “Board of Directors”) may, from time to time, deem reasonably necessary, provided that the same shall not be inconsistent with the Florida Business Corporation Act (the “Act”).

ARTICLE III. CAPITAL STOCK

1. Authorized Stock. The total number of shares of common stock, par value $0.001 per share (the “Common Stock”), which the Company shall have authority to issue, is 600,000,000. The total number of shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), which the Company shall have authority to issue, is 10,000,000.

2. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in a series, and by filing a certificate pursuant to the applicable section of the Act (the “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designations, power, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

(a) The designation of the series, which may be by distinguishing number, letter or title.

(b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

(d) The dates at which dividends, if any, shall be payable.

(e) The redemption rights and price or prices, if any, for the shares of the series.

(f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

(h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(i) Restrictions on the issuance of shares of the same series or of any other class or series.

(j) The voting rights, if any, of the holders of shares of the series.

(k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

Annex B-3

3. Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders.

4. Voting Rights. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, or as required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote. Preferred Stock voting rights, if any, will be defined solely in the Preferred Stock Designation. At each election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

5. Denial of Preemptive Rights. No shareholder of the Company shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such shareholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing shareholders of any class.

6. Record Date. The Board of Directors may prescribe a period not exceeding 60 days before any meeting of the shareholders during which no transfer of stock on the books of the Company may be made, or may fix, in advance, a record date not more than 60 nor less than 10 days before the date of any such meeting as the date as of which shareholders entitled to notice of and to vote at such meetings must be determined. Only shareholders of record on that date are entitled to notice or to vote at such a meeting. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given, or if notice is waived, at the close of business on the day before the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders applies to an adjournment of the meeting unless the Board of Directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

ARTICLE IV. ELECTION OF DIRECTORS

1. Number. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

2. Vacancies. Except as otherwise provided for herein, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of the directors constituting the Board of Directors shall shorten the term of any incumbent director.

3. Removal of Directors. Except as otherwise provided in any Preferred Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital of the Company entitled to vote at a meeting of shareholders called for that purpose, voting together as a single class.

Annex B-4

ARTICLE V. MEETINGS OF SHAREHOLDERS

Meetings of shareholders of the Company (“Special Shareholder Meetings”) may be held within or outside of the State of Florida, as the Bylaws of the Company (the “Bylaws”) may provide. Special Shareholder Meetings may be called only by (a) the Chief Executive Officer of the Company, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting or (c) the Board of Directors pursuant to a duly adopted resolution. Special Shareholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws so provide.

ARTICLE VI. SHAREHOLDER CONSENT

No action that is required or permitted to be taken by the shareholders of the Company at any annual or special meeting of shareholders may be effected by written consent of shareholders in lieu of a meeting of shareholders, unless the action to be effected by the written consent of shareholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

ARTICLE VII. LIMITATION OF LIABILITY

Except as otherwise provided in the Act, a director or officer of the Company shall not be personally liable to the Company or its shareholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 607.0834 of the Act.

If the Act is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the Act, as so amended, or a similar successor provision. Any repeal or modification of this Article by the shareholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

ARTICLE VIII. INDEMNIFICATION

1. Discretionary Indemnification.

(a) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(b) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a

Annex B-5

manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

2. Determination of Discretionary Indemnification. Any discretionary indemnification pursuant to Section 1 of this Article VIII, unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) By the shareholders; or

(b) By the Board of Directors by majority vote of a quorum constituting of directors who were not parties to the action, suit or proceeding; or

(c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceedings, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

3. Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article VIII, or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys’ fees actually and reasonably incurred by him in connection with the defense.

4. Non-Exclusivity. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VIII:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 1 of this Article VIII, or for the advancement of expenses made pursuant to Section 2 of this Article VIII may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

5. Insurance. The Company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

Annex B-6

ARTICLE IX. AMENDMENT OF CORPORATE DOCUMENTS

1. Articles of Incorporation. Whenever any vote of the holders of voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

Subject to the provisions above, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Florida at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

2. Bylaws. In addition to any affirmative vote required by law, any change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the shareholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

Annex B-7

ARTICLE X. EXISTENCE

The Company shall have perpetual existence.

IN WITNESS HEREOF, the undersigned has hereunto set his hand on September 2, 2025.

FUTURE FINTECH GROUP INC.

By:
Printed Name:
Title: Chief Executive Officer

Annex B-8

ANNEX C

FORM OF SECURITIES PURCHASE AGREEMENT

Annex C-1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of July [ 24 ], 2025 by and among Future FinTech Group Inc., a Florida corporation, (the “Company”), and individuals listed in Exhibit B hereto and each affixes its signature on the signature page of this Agreement (each, a “Purchaser”; collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and/or Regulation S (“Regulation S”) as promulgated under the Securities Act;

WHEREAS, the Company is offering certain shares of its common stock, par value $0.001 per share, (the “Common Stock”) at price of $2.00 per share to the Purchasers;

WHEREAS, the Company is offering up to 15,000,000 shares of Common Stock to the Purchasers listed in Exhibit B, who severally but not jointly enters into this Agreement and makes representations and warranties hereunder;

WHEREAS, the Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for its own account for the purpose of investment;

Annex C-2

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

ARTICLE I

Purchase and Sale of the Shares

Section 1.1 Purchase Price and Closing.

(a) Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase for $2.00 per Share, such number of shares of Common Stock (each a “Share” and collectively the “Shares”) for an aggregate price of listed on the signature page hereto (the “Purchase Price”).

(b) Subject to all conditions to closing being satisfied or waived, the closing of the purchase and sale of the Shares (the “Closing”) shall take place at the office of the Company, on the date of the occurrence of completion of and receipt by the Company of the Purchase Price (the “Closing Date”).

(c) Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to the Purchaser (i) a certificate for such number of Shares, and (ii) any other documents required to be delivered pursuant to this Agreement. At the time of the Closing, the Purchaser shall have delivered its Purchase Price by wire transfer pursuant to the wire information provided by the Company.

(d) Subject to all conditions to Closing being satisfied or waived, the Closing shall take place with the number of Shares no more than 19.9% of the outstanding number of shares of Common Stock of the Company on the Closing Date (the “19.9% Limit”). Any number of Shares not purchased as a result of the 19.9% Limit shall be purchased by the Purchaser within three (3) business days after shareholders of the Company shall have approved the transactions contained herein as required by the rules and regulation of the NASDAQ Stock Market (the “Shareholder Approval”)

ARTICLE II

Representations and Warranties

Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser on behalf of itself, its subsidiaries (as hereinafter defined), as of the date hereof, as follows:

(a) Organization, Good Standing and Power. The Company is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and respectively, has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company and each of its subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(e) hereof).

(b) Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservator ship, receiver ship or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

Annex C-3

(c) Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of July [ 23 ], 2025 is [ 3,450,770 ], and, is the authorized and issued and outstanding capital stock of the Company as at the date hereof.

(d) Issuance of Shares. The Shares to be issued at the Closing have been duly authorized by all necessary corporate action, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable.

(e) Compliance with Law. The Company and its subsidiaries have all material permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” shall mean (i) any material adverse effect upon the assets, properties, financial condition, business or prospects of the Company, and its subsidiaries, when taken as a consolidated whole, and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material covenants, agreements and obligations under this Agreement.

(f) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(g) Certain Fees. No brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

Section 2.2 Representations and Warranties of the Purchaser. Each Purchaser, severally but not jointly, hereby makes the following representations and warranties to the Company as of the date hereof:

(a) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(b) Status of Purchaser. The Purchaser is a “non-US person” as defined in Regulation S. The Purchaser further makes the representations and warranties to the Company set forth on Exhibit A. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

Annex C-4

(c) Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(d) Information. The Purchaser and its advisors, if any, have had the opportunity to ask questions of management of the Company and its subsidiaries and have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives shall modify, amend or affect the Purchaser’s right to rely on the representations and warranties of the Company contained herein. The Purchaser understands that its investment in the Shares involves a significant degree of risk. The Purchaser further represents to the Company that the Purchaser’s decision to enter into this Agreement has been based solely on the independent evaluation of the Purchaser and its representatives.

(e) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(f) Transfer or Re-sale. The Purchaser understands that the sale or re-sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Shares may not be transferred unless (i) the Shares are sold pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with this Section 2.2(f) and who is a non-US person, (iv) the Shares are sold pursuant to Rule 144, or (v) the Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”).

(g) Legends. The Purchaser understands that the Shares shall bear a restrictive legend in the form as set forth under Section 5.1 of this Agreement. The Purchaser understands that, until such time the Shares may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the form set forth under Section 5.1 (and a stop-transfer order may be placed against transfer of the certificates evidencing such Securities).

(h) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

(i) No General Solicitation. The Purchaser acknowledges that the Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(j) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and Rule 144A, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 and Rule 144A, as applicable, permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 or Rule 144A is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(k) Brokers. Purchaser does not have any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

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(l) Acquisition for Investment. The Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for the its own account for the purpose of investment and not with a view to or for sale in connection with a distribution to anyone.

(m) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other person’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

ARTICLE III

Covenants

Section 3.1 Confidential Information. The Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.1, or (iii) to any general partner or affiliate of such Purchaser.

ARTICLE IV

CONDITIONS

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Shares is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price. The Purchase Price for the Shares shall have been delivered to the Company.

(e) Delivery of this Agreement. This Agreement shall have been duly executed and delivered by the Purchaser to the Company.

Section 4.2 Conditions Precedent to the Obligation of the Purchaser to Purchase the Shares. The obligation hereunder of the Purchaser to acquire and pay for the Shares offered in this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

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(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Certificates. The Company shall have executed and delivered to the Purchaser the certificates for the Shares being acquired by such Purchaser immediately after the Closing to such address set forth next to the Purchaser with respect to the Closing.

(e) Resolutions. The Board of Directors of the Company shall have adopted resolution consistent with Section 2.1 hereof in a form reasonably acceptable to such Purchaser (the “Resolution”).

ARTICLE V

Stock Certificate Legend

Section 5.1 Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES WERE ISSUED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REDISTRICTIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION S PROMULGATED UNDER IT. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE UNITED STATES UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. FURTHER, HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

ARTICLE VI

Indemnification

Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchaser (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchaser as a result of any breach of the representations, warranties or covenants made by the Company herein. The Purchaser, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of the Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by the Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

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ARTICLE VII

Miscellaneous

Section 7.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Section 7.2 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 7.3 Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Purchaser makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

Section 7.4 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with

Annex C-8

this Section 7.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company:

02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong

If to Purchaser:

The address listed on Exhibit B

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 7.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.6 Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

Section 7.7 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 7.9 Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.

Section 7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or .pdf scanned copy, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or .pdf scanned copy signature were the original thereof.

Section 7.11 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

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Section 7.12 Individual Capacity. Each Purchaser enters into this Agreement on its own capacity, and not as a group with other Purchasers. Each Purchaser, severally but not jointly, makes representations and warranties contained under this Agreement.

Section 7.13 Termination. This Agreement may be terminated prior to Closing by mutual written agreement of the Purchaser and the Company.

Section 7.14. Language. The Agreement is in both English and Chinese, which both have binding effects. If there is any conflict between the English and Chinese language, English language prevails.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Annex C-10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

The Company:

By:	/s/ Hu Li
Name: Hu Li
Title: Chief Executive Officer

[Signature Page of the Company]

Annex C-11

Signature Page of the Purchaser

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:
Name:	Wealth Index Capital Limited

Number of Shares Purchased : 9,000,000

Total Purchase Price: ($2.00 x 9,000,000 ) $ 18,000,000

Address of Purchaser

No.3-2-205 Xi Jing Road, Ba Da Chu Gao Ke Ji Yuan Qu, Shi Jing Sha District, Beijing, China

Annex C-12

Signature Page of the Purchaser

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:	/s/ Lyu Jiajia
Name:	Lyu Jiajia

Number of Shares Purchased: 1,000,000

Total Purchase Price: ($2.00 x 1,000,000) $2,000,000

Address of Purchaser

NO.11 Min An Road San Xiang, Shuang Guo Ju Wei Hui Huai Cheng Town, Huai Ji County, Guang Dong, China

Annex C-13

Signature Page of the Purchaser

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:	/s/ Huang Tianyi
Name:	Huang Tianyi

Number of Shares Purchased : 1,000,000

Total Purchase Price: ($ 2.00 x 1,000,000) $2,000,000

Address of Purchaser

Room 1602, Building 1, Sanhe Garden, Lane123 Yanping Road, Jing An District, Shanghai,China

Annex C-14

Signature Page of the Purchaser

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:	/s/ Zhan Jiarui
Name:	Zhan Jiarui

Number of Shares Purchased: 1,000,000

Total Purchase Price: ($2.00 x 1,000,000) $2,000,000

Address of Purchaser

NO.2-353 Di Xing Ju, Dong Cheng District, Beijing, China

Annex C-15

Signature Page of the Purchaser

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:	/s/ Chen Yanfen
Name:	Chen Yanfen

Number of Shares Purchased: 1,000,000

Total Purchase Price: ($2.00 x 1,000,000) $2,000,000

Address of Purchaser

NO.34-201 Liu Jia Yao Nan Li, Liu Jia Yao Road, Feng Tai District, Beijing, China

Annex C-16

Signature Page of the Purchaser

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:	/s/ Liu Xiqiao
Name:	Liu Xiqiao

Number of Shares Purchased: 1,000,000

Total Purchase Price: ($2.00 x 1,000,000) $2,000,000

Address of Purchaser

NO.7-2-502 Ren Hong Jia Yuan, Ma Ju Qiao, Tong Zhou District, Beijing, China

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Signature Page of the Purchaser

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:	/s/ Liu Jianpeng
Name:	Liu Jianpeng

Number of Shares Purchased: 1,000,000

Total Purchase Price: ($2 x 1,000,000) $2,000,000

Address of Purchaser

NO.6-1-902 Xi Si Lai Gong Guan, Gao Mi Dian Nan, Da Xing District, Beijing, China

Annex C-18

EXHIBIT A TO
THE SECURITIES PURCHASE AGREEMENT

NON U.S. PERSON REPRESENTATIONS

The Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

1.      At the time of (a) the offer by the Company and (b) the acceptance of the offer by the Purchase, of the Shares, such Purchaser was outside the United States.

2.      The Purchaser is acquiring the Shares for such Purchaser r’s own account, for investment and not for distribution or resale to others and is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3.      The Purchaser will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, the Purchaser will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4.      The Purchaser has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of such securities.

5.      Neither the Purchaser, its Affiliates nor any Person acting on behalf of the Purchaser, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

6.      The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Shares substantially in the form set forth in Section 5.1.

7.      The Purchaser is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.      The Purchaser has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

9.      The Purchaser has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

10.    The Purchaser understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

11.    The Purchaser has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that The Purchaser has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Shares.

12.    The Purchaser has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Shares.

13.    The Purchaser is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

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14.    The Purchaser will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

15.    The Purchaser represents that the address furnished on its signature page to this Agreement is the principal residence if he/she is an individual or its principal business address if it is a corporation or other entity.

16.    The Purchaser understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to the Purchaser and that any representation to the contrary is a criminal offense.

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EXHIBIT B

LIST OF PURCHASERS

No.	Shares	Name	Address
1	9,000,000	Wealth Index Capital Limited	No.3-2-205 Xi Jing Road, Ba Da Chu Gao Ke Ji Yuan Qu, Shi Jing Sha District, Beijing, China
2	1,000,000	Lyu Jiajia	NO.11 Min An Road San Xiang,Shuang Guo Ju Wei Hui Huai Cheng Town, Huai Ji County, Guang Dong, China
3	1,000,000	Huang Tianyi	Room 1602,Building 1, Sanhe Garden, Lane123 Yanping Road, Jing An District, Shanghai, China
4	1,000,000	Zhan Jiarui	NO.2-353 Di Xing Ju, Dong Cheng District, Beijing, China
5	1,000,000	Chen Yanfen	NO.34-201 Liu Jia Yao Nan Li, Liu Jia Yao Road, Feng Tai District, Beijing, China
6	1,000,000	Liu Xiqiao	NO.7-2-502 Ren Hong Jia Yuan, Ma Ju Qiao, Tong Zhou District, Beijing, China
7	1,000,000	Liu Jianpeng	NO.6-1-902 Xi Si Lai Gong Guan, Gao Mi Dian Nan, Da Xing District, Beijing, China
	Total: 15,000,000 shares

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ANNEX D

FORM OF PRE-PAID SECURITIES PURCHASE AGREEMENT
(Including Pre-Paid Instruments as Exhibit A thereto)

Annex D-1

Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”), dated as of July 28, 2025, is entered into by and between Future FinTech Group Inc., a Florida corporation (“Company”), and Avondale Capital, LLC, a Utah limited liability company, its successors and/or assigns (“Investor”). Capitalized terms used but not otherwise defined herein will have the meanings set forth in Section 15.

A. Company and Investor are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”).

B. Investor desires to purchase and Company desires to issue and sell, upon the terms and conditions set forth in this Agreement: (i) one or more Pre-Paid Purchases, in form substantially similar in all material respects, with the exception amounts, dates, and other information unique to such Pre-Paid Purchases, to that attached hereto as Exhibit A (each, a “Pre-Paid Purchase”), in the aggregate purchase amount of up to $10,000,000.00 (the “Commitment Amount”), for the purchase of common stock, par value $0.001 per share, of Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Pre-Paid Purchase; and (ii) 60,000 shares of Common Stock to be delivered by Company to Investor at Closing (as defined below) as a commitment fee for the Pre-Paid Purchase facility set forth herein (the “Commitment Shares”).

C. This Agreement, the Pre-Paid Purchases, the Registration Rights Agreement (as defined below), and all other certificates, documents, agreements, resolutions, and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents.”

D. For purposes of this Agreement: “Purchase Shares” means all Common Stock issuable pursuant to the Pre-Paid Purchases; and “Securities” means the Pre-Paid Purchases, the Commitment Shares, the Pre-Delivery Shares (as defined below), and the Purchase Shares.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agree as follows:

1. Purchase and Sale of Securities.

1.1. Securities. Company shall issue and sell to Investor and Investor shall purchase from Company the Securities. In consideration thereof, Investor shall pay the Purchase Price (as defined below) at Closing.

1.2. Form of Payment. On the Closing Date (as defined below), Investor shall pay the Purchase Price to Company via wire transfer of immediately available funds against delivery of Pre-Paid Purchase #1 in the original principal amount of $884,000.00 (the “Initial Pre-Paid Purchase”).

1.3. Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 8 and Section 9 below, the date of the issuance and sale of the Initial Pre-Paid Purchase pursuant to this Agreement (the “Closing Date”) shall be July 28, 2025, or another mutually agreed upon date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date by means of the exchange of electronic signatures, but shall be deemed for all purposes to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC, a Utah Professional Limited Liability Company in Lehi, Utah.

1.4. Purchase Price. All Pre-Paid Purchases carry an original issue discount of eight percent (8.00%) (the “OID”). The OID for the Initial Pre-Paid Purchase will be included in the initial principal balance of the Initial Pre-Paid Purchase. In addition, Company agrees to pay $20,000.00 to Investor to cover Investor’s legal fees, accounting costs, due diligence, monitoring, and other transaction costs incurred in connection with the purchase and sale of the Securities (the “Transaction Expense Amount”). The OID and Transaction Expense Amount will be included in the initial principal balance of the Initial Pre-Paid Purchase. The “Purchase Price”, therefore, shall be $800,000.00, computed as follows: $884,000.00 initial principal balance, less the OID for the Initial Pre-Paid Purchase ($64,000.00), less the Transaction Expense Amount.

1.5. Second Pre-Paid Purchase. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, the parties acknowledge and agree that, subject to the satisfaction of each of the conditions set forth below (collectively, the “Second Purchase Conditions”), the Investor shall fund, a second Pre-Paid

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Purchase, with a purchase price of $500,000.00 (the “Second Purchase Price”), computed as follows: $540,000.00 initial principal balance (the “Second Pre-Paid Purchase”) less the OID. The Second Purchase Conditions are as follows: (i) Company shall have obtained the Shareholder Approval; (ii) as of the date of the Company’s request for the Second Pre-Paid Purchase, the outstanding balance due and owing to Streeterville under the Streeterville Transaction shall be less than $150,000.00, as confirmed by a written payoff statement or other evidence reasonably acceptable to the Investor; and (iii) no Event of Default shall have occurred under the Initial Pre-Paid Purchase (as defined therein). The Company may submit a written request for the Second Pre-Paid Purchase at any time after satisfaction of the Second Purchase Conditions, but before the lapse of the Commitment Period, and the closing of the Second Pre-Paid Purchase shall occur within three (3) Trading Days after delivery of such request, subject to the Company’s compliance with the applicable closing deliverables set forth in this Agreement and the delivery of a fully executed Pre-Paid Purchase in substantially the same form as the Initial Pre-Paid Purchase, with adjustments to reflect the amount and timing of the Second Pre-Paid Purchase. Section 3.3 of the Initial Pre-Paid Purchase and any related defined terms will not be included in the Second Pre-Paid Purchase

1.6. Request for Additional Pre-Paid Purchases. The parties hereby agree that, so long as the Second Pre-Paid Purchase has been issued, Company may, at its sole and absolute discretion, at any time and from time to time during the Commitment Period, subject to the satisfaction of the conditions set forth in Annex I attached hereto, request a Pre-Paid Purchase in an amount no more than the Maximum Purchase Amount and no less than the Minimum Purchase Amount from Investor by providing a written notice of such request to Investor (each, a “Request”). The closing of each Pre-Paid Purchase shall take place on or before the third (3rd) Trading Day (as defined in the Initial Pre-Paid Purchase) following the date of such Request (the date of the closing of each Pre-Paid Purchase shall be referred to as the “Pre-Paid Purchase Date”). Subject to the satisfaction of the conditions set forth in Annex I attached hereto as of such Pre-Paid Purchase Date, Investor shall pay to Company the amount set forth in such Request (which amount shall serve as the purchase price of such Pre-Paid Purchase) in immediately available funds to an account designated by Company in writing on each Pre-Paid Purchase Date immediately following delivery of the applicable fully executed Pre-Paid Purchase in a form substantially similar to the Initial Pre-Paid Purchase except as noted in this Section 1.6. Each Pre-Paid Purchase will be considered a separate instrument with a separate outstanding balance and holding period. Each subsequent Pre-Paid Purchase shall include the OID, and each subsequent Pre-Paid Purchase will accrue interest at the rate of eight percent (8.00%) per annum. The Floor Price (as defined in the Pre-Paid Purchases) for each Pre-Paid Purchase will be twenty percent (20.00%) of the Nasdaq Minimum Price on the applicable Pre-Paid Purchase Date. Section 3.3 of the Initial Pre-Paid Purchase and any related defined terms will not be included in any subsequent Pre-Paid Purchase. The Transaction Expense Amount will only be applied to the Initial Pre-Paid Purchase and not to any subsequent Pre-Paid Purchases or the Second Pre-Paid Purchase.

2. Investor’s Representations and Warranties. Investor represents and warrants to Company that as of the Closing Date: (i) this Agreement has been duly and validly authorized; (ii) this Agreement constitutes a valid and binding agreement of Investor enforceable in accordance with its terms; and (iii) Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act.

3. Company’s Representations and Warranties. Company represents and warrants to Investor that as of the Closing Date: (i) Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted; (ii) Company is duly qualified to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary; (iii) Company has registered its Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act; (iv) each of the Transaction Documents and the transactions contemplated hereby and thereby, have been duly and validly authorized by Company and all necessary actions have been taken; (v) this Agreement and all the other Transaction Documents have been duly executed and delivered by Company and constitute the valid and binding obligations of Company enforceable in accordance with their terms; (vi) the execution and delivery of the Transaction Documents by Company, the issuance of the Securities in accordance with the terms hereof, and the consummation by Company of the other transactions contemplated by the Transaction Documents do not and will not conflict with or result in a breach by Company of any of the terms or provisions of, or constitute a default under (a) Company’s formation documents or bylaws, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which Company is a party or by which it or any of its properties or assets are bound, including, without limitation, any listing agreement for the Common Stock, or (c) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal, state or foreign regulatory body, administrative agency, or

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other governmental body having jurisdiction over Company or any of Company’s properties or assets; (vii) no further authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any Investor of Company is required to be obtained by Company for the issuance of the Securities to Investor or the entering into of the Transaction Documents; (viii) none of Company’s filings with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; (ix) Company has filed all reports, schedules, forms, statements and other documents required to be filed by Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension; (x) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of Company, threatened against or affecting Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a material adverse effect on Company or which would adversely affect the validity or enforceability of, or the authority or ability of Company to perform its obligations under, any of the Transaction Documents; (xi) Company has not consummated any financing transaction that has not been disclosed in a periodic filing or current report with the SEC under the 1934 Act; (xii) Company is not, nor has it been at any time in the previous twelve (12) months, a “Shell Company,” as such type of “issuer” is described in Rule 144(i)(1) under the 1933 Act; (xiii) with respect to any commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by Company to any person or entity as a result of this Agreement or the transactions contemplated hereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a person or entity that is a registered investment adviser or registered broker-dealer; (xiv) Investor shall have no obligation with respect to any Broker Fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby and Company shall indemnify and hold harmless each of Investor, Investor’s employees, officers, directors, stockholders, members, managers, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed Broker Fees; (xv) neither Investor nor any of its officers, directors, stockholders, members, managers, employees, agents or representatives has made any representations or warranties to Company or any of its officers, directors, employees, agents or representatives except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, employees, agents or representatives other than as set forth in the Transaction Documents; (xvi) Company acknowledges that the State of Utah has a reasonable relationship and sufficient contacts to the transactions contemplated by the Transaction Documents and any dispute that may arise related thereto such that the laws and venue of the State of Utah, as set forth more specifically in Section 16.2 below, shall be applicable to the Transaction Documents and the transactions contemplated therein; (xvii) Company acknowledges that Investor is not registered as a “dealer” under the 1934 Act; (xviii) Company has performed due diligence and background research on Investor and its affiliates and has received and reviewed the due diligence packet provided by Investor; and (xix) Company agrees that each Pre-Paid Purchase issued hereunder will be deemed to be a security under the 1933 Act for all purposes and agrees not to take a contrary position in any document, statement, setting, or situation. Company, being aware of the matters and legal issues described in subsections (xvii) and (xviii) above, acknowledges and agrees that such matters, or any similar matters, have no bearing on the transactions contemplated by the Transaction Documents and covenants and agrees it will not use any such information or legal theory as a defense to performance of its obligations under the Transaction Documents or in any attempt to avoid, modify, reduce, rescind or void such obligations.

4. Company Covenants. Until all of Company’s obligations under all of the Transaction Documents are paid and performed in full, or within the timeframes otherwise specifically set forth below, Company will at all times comply with the following covenants: (i) so long as Investor beneficially owns any of the Securities and for at least twenty (20) Trading Days thereafter, Company will remain in good standing with Nasdaq and timely file on the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and will take all reasonable action under its control to ensure that adequate current public information with respect to Company, as required in accordance with Rule 144 of the 1933 Act, is publicly available, and will not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination; (ii) when issued, the Commitment Shares and the Purchase Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances;

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(iii) the Common Stock shall be listed or quoted for trading on NYSE, NYSE American, or Nasdaq; (iv) trading in Company’s Common Stock will not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease trading on Company’s Principal Market; (v) Company will not make any Restricted Issuance (as defined below) without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole and absolute discretion; (vi) Company shall not enter into any agreement or otherwise agree to any covenant, condition, or obligation that locks up, restricts in any way or otherwise prohibits Company: (a) from entering into a variable rate transaction with Investor or any affiliate of Investor, or (b) from issuing Common Stock, preferred stock, warrants, convertible notes, Pre-Paid Purchases, other debt securities, or any other Company securities to Investor or any affiliate of Investor; (vii) within forty-five (45) days following the Closing Date, the Company shall use commercially reasonable efforts to solicit and obtain the Shareholder Approval, and in the event the Company fails to obtain the Shareholder Approval within this initial period, it shall continue to use commercially reasonable efforts to seek and obtain the Shareholder Approval at intervals of no more than ninety (90) days thereafter, until the Shareholder Approval is obtained; (viii) within forty-five (45) days following the Closing Date, Company will increase its authorized shares of Common Stock to an amount sufficient to deliver all Purchase Shares, and any other Common Stock issuable pursuant to this Agreement or the Pre-Paid Purchases; and (ix) within three (3) Trading Days of Company increasing its authorized shares of Common Stock, Company will issue the Commitment Shares to Investor.

For purposes hereof, the term “Restricted Issuance” means the issuance, incurrence or guaranty of any debt obligations (including any merchant cash advance, account receivable factoring or other similar agreement), other than trade payables in the ordinary course of business, or the issuance of any securities that (1) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Common Stock; (2) are or may become convertible into Common Stock (including without limitation convertible debt, warrants or convertible preferred shares), with a conversion price that varies with the market price of the Common Stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition; (3) have a fixed conversion price, exercise price or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security (A) due to a change in the market price of Company’s Common Stock since the date of the initial issuance or (B) upon the occurrence of specified or contingent events directly or indirectly related to the business of Company (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or such debt security contains a fixed conversion price with a provision to increase the outstanding balance upon a breach or default; or (4) are issued or will be issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange. For the avoidance of doubt, Common Stock issued pursuant to any of the following will not be considered Restricted Issuances: (i) ATM facilities; (ii) primary offerings without variable price mechanics, other than variable priced warrants that have no provision that will increase the number of warrant shares issued at closing or increase the number of shares issuable under each warrant to a ratio of more than 1:1; (iii) stock issuances to non-US persons; and (iv) the issuance of Common Stock in conjunction with acquisitions provided that such issuances do not cause a change of control or have variable price mechanisms.

5. Additional Covenants. Company covenants with Investor as follows, which covenants are for the benefit of Investor during the Commitment Period:

5.1. Registration Statement.

(a) The Registration Statement. Company will file within sixty (60) days of the Closing Date, in accordance with the provisions of the 1933 Act and the rules and regulations thereunder, a resale registration statement on Form S-1 or S-3 (the “Initial Registration Statement”) registering at least 10,000,000 shares of Common Stock for the resale of the Commitment Shares and the Purchase Shares, and any other Common Stock issuable pursuant to this Agreement or the Pre-Paid Purchases, including a base prospectus, with respect to the issuance and sale of securities by Company, including Common Stock, which contains, among other things a Plan of Distribution section disclosing the methods by which Company may sell the Common Stock. Except where the context otherwise requires, the Initial Registration Statement, as amended when it becomes effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the SEC pursuant to Rule 424(b) (a “Prospectus”) under the 1933 Act or deemed to be a part of the Initial Registration Statement pursuant to Rule 430B of the 1933 Act, is herein called the “Registration Statement.” Company covenants to file one or more Registration Statements as necessary to have sufficient Common Stock registered at all times

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to accommodate the full Commitment Amount. Following the effectiveness of the Initial Registration Statement, Company will use reasonable best efforts to maintain the effectiveness of the Initial Registration Statement, or any subsequent Registration Statements, at all times Investor owns any of the Securities.

(b) Initial Disclosure. Within four (4) business days after the execution of the Initial Pre-Paid Purchase, Company shall file with the SEC a current report on Form 8-K or such other appropriate form as determined by counsel to Company (the “Current Report”), relating to the transactions contemplated by this Agreement disclosing all information relating to the transaction contemplated hereby required to be disclosed therein.

(c) Amendments and Other Filings. Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, and (ii) all Periodic Reports as may be necessary to keep such Registration Statement effective at all times during the Commitment Period.

(d) Blue-Sky. To the extent legally required, Company shall use its commercially reasonable efforts to, if required by Applicable Laws, (i) register and qualify the Common Stock covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Stock for sale in such jurisdictions. Company shall promptly notify Investor of the receipt by Company of any notification with respect to the suspension of the registration or qualification of any of the Common Stock for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

5.2. Listing of Common Stock. As of each Purchase Notice Date, Company will use its commercially reasonable efforts to cause the Purchase Shares to be listed on the Principal Market.

5.3. Notice of Certain Events Affecting Registration; Suspension of Right to Request a Pre-Paid Purchase. Company will promptly notify Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related Prospectus (in each of which cases the information provided to Investor will be kept strictly confidential): (i) except for requests made in connection with SEC investigations, receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement or any request for amendments or supplements to the Registration Statement or related Prospectus; (ii) the issuance by the SEC or any other federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Stock for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related Prospectus to comply with the 1933 Act or any other law; (v) Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate and Company will promptly make available to Investor any such supplement or amendment to the related Prospectus. Investor shall not deliver to Company any Purchase Notice, and Company shall not sell any Purchase Shares pursuant to any pending Purchase Notice, during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (v), inclusive, a “Material Outside Event”). Company shall be obligated to cure any Material Outside Event within ten (10) Trading Days. Notwithstanding anything to the contrary contained in this paragraph, consistent with Section 5.6, Company may not disclose to the Investor any material information not yet publicly available or disclosed to other shareholders.

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5.4. Market Activities. Company will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the manipulation of the price of any security of Company under Regulation M of the 1934 Act.

5.5. No Frustration. Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of Company to deliver the Purchase Shares to Investor pursuant to a Purchase Notice.

5.6. Material Non-Public Information. From and after the filing of the Current Report with the SEC, Company shall have publicly disclosed all material, non-public information delivered to Investor (or Investor’s representatives or agents) by Company or any of its subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with Company and any of its subsidiaries. Company understands and confirms that Investor will rely on the foregoing representations in effecting resales of Purchase Shares under the Registration Statement. Company covenants and agrees that, other than with Investor’s prior consent, it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information (as determined under the 1933 Act, the 1934 Act, or the rules and regulations of the SEC) to Investor without also disseminating such information to the public within a reasonable time period thereafter, unless prior to disclosure of such information Company identifies such information as being material non-public information and provides Investor with the opportunity to accept or refuse to accept such material non-public information for review.

6. Indemnification.

6.1. Indemnification by Company. In consideration of Investor’s execution and delivery of this Agreement and acquiring the Pre-Paid Purchases hereunder, and in addition to all of Company’s other obligations under this Agreement, Company shall defend, protect, indemnify and hold harmless Investor and its officers, directors, managers, members, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls Investor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Purchase Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Company by or on behalf of Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by Company may be unenforceable under Applicable Laws, Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 6.1 (Indemnification by Company) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

6.2. Indemnification by Investor. In consideration of Company’s execution and delivery of this Agreement, and in addition to all of Investor’s other obligations under this Agreement, Investor shall defend, protect, indemnify and hold harmless Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively,

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the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Purchase Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Investor will only be liable for written information relating to Investor furnished to Company by or on behalf of Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Investor by or on behalf of Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by Investor; or (c) any breach of any covenant, agreement or obligation of Investor contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by Investor. To the extent that the foregoing undertaking by Investor may be unenforceable under Applicable Laws, Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 6.2 (Indemnification by Investor) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

6.3. Notice of Claims. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Section 6 except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim, or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay, or condition its consent. No indemnifying party shall, without the prior written consent of Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of Investor Indemnitee or Company Indemnitee with respect to all third parties, firms, or corporations relating to the matter for which indemnification has been made. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.

7. Termination. So long as no Pre-Paid Purchases are outstanding and Investor owns no Purchase Shares, Company will have the right to terminate this Agreement upon ten (10) days prior written notice to Investor.

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8. Conditions to Company’s Obligation to Sell. The obligation of Company hereunder to issue and sell the Initial Pre-Paid Purchase to Investor at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

8.1. Investor shall have executed this Agreement, the Initial Pre-Paid Purchase, and a Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”) and delivered the same to the Company.

8.2. Investor shall have delivered the Purchase Price to Company in accordance with Section 1.2 above.

9. Conditions to Investor’s Obligation to Purchase. The obligation of Investor hereunder to purchase the Initial Pre-Paid Purchase at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:

9.1. Company shall have executed this Agreement and the Initial Pre-Paid Purchase and delivered the same to Investor.

9.2. Company shall have executed the Registration Rights Agreement and delivered the same to Investor.

9.3. Company shall have delivered to Investor a fully executed Irrevocable Letter of Instructions to Transfer Agent (the “TA Letter”) substantially in the form attached hereto as Exhibit C, acknowledged and agreed to in writing by Company’s transfer agent (the “Transfer Agent”).

9.4. Company shall have delivered to Investor a fully executed Officer’s Certificate substantially in the form attached hereto as Exhibit D, evidencing Company’s approval of the Transaction Documents.

9.5. Company shall have delivered to Investor a fully executed Share Issuance Resolution substantially in the form attached hereto as Exhibit E to be delivered to the Transfer Agent.

9.6. Company shall have delivered to Investor fully executed copies of all other Transaction Documents required to be executed by Company herein or therein.

10. Reservation of Shares. Within three (3) Trading Days of Company increasing its authorized shares of Common Stock, Company will reserve 2,500,000 shares of Common Stock from its authorized and unissued Common Stock to provide for all issuances of Common Stock under this Agreement and all Pre-Paid Purchases (the “Share Reserve”). Company further agrees to add additional Common Stock to the Share Reserve in increments of 100,000 shares as and when requested by Investor if as of the date of any such request the number of shares being held in the Share Reserve is less than three (3) times the number of shares of Common Stock equal to the Pre-Paid Purchase Outstanding Balance divided by the Purchase Share Purchase Price (as defined in the Pre-Paid Purchases). Company shall further require the Transfer Agent to hold the Ordinary Shares reserved pursuant to the Share Reserve exclusively for the benefit of Investor and to issue such shares to Investor promptly upon Investor’s delivery of a Purchase Notice under the Pre-Paid Purchase. Finally, Company shall require the Transfer Agent to issue Common Stock pursuant to the Pre-Paid Purchase to Investor out of its authorized and unissued shares, and not the Share Reserve, to the extent Common Stock has been authorized, but not issued, and are not included in the Share Reserve. The Transfer Agent shall only issue Common Stock out of the Share Reserve to the extent there are no other authorized shares available for issuance, and then only with Investor’s written consent.

11. Most Favored Nation. So long as any Pre-Paid Purchase is outstanding, upon any issuance by Company of any security (including Pre-Paid Purchases issued after the Initial Pre-Paid Purchase) with any term or condition more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor in the Transaction Documents, then Company shall notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the Transaction Documents for the benefit of Investor. Additionally, if Company fails to notify Investor of any such additional or more favorable term, but Investor becomes aware that Company has granted such a term to any third party, Investor may notify Company of such additional or more favorable term and such term shall become a part of the Transaction Documents retroactive to the date on which such term was granted to the applicable third party. The types of terms contained in another security that

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may be more favorable to the holder of such security include, but are not limited to, terms addressing floor prices, fixed purchase prices, conversion discounts, conversion lookback periods, interest rates, original issue discounts, stock sale prices, warrant coverage, warrant exercise prices, and anti-dilution/conversion and exercise price resets.

12. Participation Right. Beginning on the Closing Date and ending on the date that all Pre-Paid Purchases have been paid in full and the Commitment Period terminated or otherwise expired, Company hereby grants to Investor a participation right, whereby Investor shall have the right to participate at Investor’s discretion in up to thirty percent (30%) of the amount sold in any Restricted Issuance (the “Participation Right”). Within two (2) Trading Days following the consummation of a Restricted Issuance, Company will provide Investor with written notice of the consummation of such Restricted Issuance, along with copies of the transaction documents. Investor will then have up to five (5) Trading Days to elect to purchase up to thirty percent (30.00%) of the amount of debt or equity securities issued in such transaction on the most favorable terms and conditions offered to any other purchaser of the same securities. The parties agree that in the event Company breaches its obligations with respect to the Participation Right, Investor’s sole and exclusive remedy shall be to receive, as liquidated damages, an amount equal to twenty percent (20.00%) of the amount Investor would have been entitled to invest under the Participation Right. For the avoidance of doubt, Company’s breach of its obligations with respect to the Participation Right will not be considered an Event of Default (as defined in each Pre-Paid Purchase) under the Pre-Paid Purchases.

13. Selling Limitations.

13.1. No Shorting. During the Commitment Period, neither Investor nor any of its subsidiaries, directors, officers, employees or other affiliates has or will directly or indirectly engage in any open market Short Sales (as defined below) of Common Stock; provided, however, that unless and until Company has affirmatively demonstrated by the use of specific evidence that Investor is engaging in open market Short Sales, Investor shall be assumed to be in compliance with the provisions of this Section 13 and Company shall remain fully obligated to fulfill all of its obligations under the Transaction Documents; and provided, further, that (A) Company shall under no circumstances be entitled to request or demand that Investor either (1) provide trading or other records of Investor or of any party or (2) affirmatively demonstrate that Investor or any other party has not engaged in any such Short Sales in breach of these provisions as a condition to Company’s fulfillment of its obligations under any of the Transaction Documents, (B) Company shall not assert Investor’s or any other party’s failure to demonstrate such absence of such Short Sales or provide any trading or other records of Investor or any other party as all or part of a defense to any breach of Company’s obligations under any of the Transaction Documents, and (C) Company shall have no setoff right with respect to any such Short Sales. “Short Sale” has the meaning provided in Rule 200 promulgated under Regulation SHO under the 1934 Act. For the purposes hereof, and in accordance with Regulation SHO, the sale after delivery of a Purchase Notice of such number of Common Stock reasonably expected to be purchased under a Purchase Notice shall not be deemed a Short Sale.

13.2. Volume Cap. Investor covenants and agrees, so long as no Event of Default has occurred, not to sell, during any calendar week, shares of Common Stock acquired pursuant to this Agreement in an amount exceeding fifteen percent (15.00%) of the total weekly trading volume of the Company’s Common Stock on all trading markets during such week (the “Sales Limitation”). In the event Investor breaches such covenant, Company’s sole and exclusive remedy shall be the reduction of the Pre-Paid Purchase Outstanding Balance in an amount equal to one hundred percent (100%) of the net proceeds Investor received from excess sales in any given week. For the avoidance of doubt, both the Sales Limitation and Company’s remedy related to such limitation shall expire thirty (30) days after the termination of the Commitment Period.

14. OFAC; Patriot Act; Outbound Investment Law.

14.1. OFAC Certification. Company certifies that (i) it is not acting on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department, through its Office of Foreign Assets Control (“OFAC”) or otherwise, as a terrorist, “Specially Designated Nation”, “Blocked Person”, or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule or regulation that is enforced or administered by OFAC or another department of the United States government, and (ii) Company is not engaged in this transaction on behalf of, or instigating or facilitating this transaction on behalf of, any such person, group, entity or nation.

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14.2. Foreign Corrupt Practices. Neither Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of Company or any subsidiary has, in the course of his actions for, or on behalf of, Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

14.3. Patriot Act. Company shall not (i) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the OFAC) that prohibits or limits Investor from making any advance or extension of credit to Company or from otherwise conducting business with Company, or (ii) fail to provide documentary and other evidence of Company’s identity as may be requested by Investor at any time to enable Investor to verify Company’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318. Company shall comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos, and economic sanctions, now or hereafter in effect. Upon Investor’s request from time to time, Company shall certify in writing to Investor that Company’s representations, warranties, and obligations under this Section 14.3 remain true and correct and have not been breached. Company shall immediately notify Investor in writing if any of such representations, warranties, or covenants are no longer true or have been breached or if Company has a reasonable basis to believe that they may no longer be true or have been breached. In connection with such an event, Company shall comply with all requirements of law and directives of governmental authorities and, at Investor’s request, provide to Investor copies of all notices, reports, and other communications exchanged with, or received from, governmental authorities relating to such an event. Company shall also reimburse Investor any expense incurred by Investor in evaluating the effect of such an event on the loan secured hereby, in obtaining any necessary license from governmental authorities as may be necessary for Investor to enforce its rights under the Transaction Documents, and in complying with all requirements of law applicable to Investor as the result of the existence of such an event and for any penalties or fines imposed upon Investor as a result thereof.

14.4. Outbound Investment Law. Company represents and warrants to Investor, as of the Closing Date, that: Company is not a “covered foreign person” under 31 C.F.R. § 850.209. Furthermore, Company does not currently engage, and has no intention to engage, in any “covered activity” or “covered transaction” (as defined in 31 C.F.R. §§ 850.208 and 850.210) that would result in a “prohibited transaction” (as defined in 31 C.F.R. § 850.224), or that would otherwise violate, or cause Investor to violate, any “Outbound Investment Law.” For purposes of this Agreement, “Outbound Investment Law” refers to any legal requirement related to the “Outbound Investment Regulations” (31 C.F.R. §§ 850.101–850.904) and Executive Order 14105.

15. Certain Definitions.

15.1. “Applicable Laws” means all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any sanctions laws.

15.2. “Change of Control” means the transfer (whether by tender offer, merger, stock purchase, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons of Company’s securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of outstanding voting securities of Company, or would otherwise have the power to control Company or to direct the operations of Company.

15.3. “Commitment Period” means the period beginning on the Closing Date and ending on the earlier of: (i) the date that is two (2) years from the Closing Date, (ii) the date Company has sold $10,000,000.00 in Pre-Paid Purchases hereunder; and (iii) termination of this Agreement. Notwithstanding the foregoing, in the event that a definitive agreement that contemplates a Change of Control is entered into after the Closing, the Commitment Period for any Pre-Paid Purchases shall automatically terminate immediately prior to the consummation of such Change of Control. Company may waive this condition subsequent, at its sole discretion. For the avoidance of doubt, the termination of the Commitment Period will not affect Company’s obligations with respect to Pre-Paid Purchases issued prior to the termination of the Commitment Period.

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15.4. “Maximum Purchase Amount” means $1,500,000.00 less the Pre-Paid Purchase Outstanding Balance, rounded down to the nearest $1,000.00.

15.5. “Minimum Purchase Amount” means $250,000.00.

15.6. “Nasdaq Minimum Price” means the Minimum Price as defined under Nasdaq Rule 5635(d).

15.7. “Periodic Reports” shall mean Company’s (i) Annual Reports on Form 10-K, (ii) any current or quarterly report to be filed on Form 8-K, and (iii) all other reports required to be filed by Company with the SEC under applicable laws and regulations (including, without limitation, Regulation S-K); provided that all such Periodic Reports shall include, when filed, all information, financial statements, audit reports (when applicable) and other information required to be included in such Periodic Reports in compliance with all applicable laws and regulations.

15.8. “Pre-Paid Purchase Outstanding Balance” means the aggregate outstanding balance of all outstanding Pre-Paid Purchases.

15.9. “Principal Market” means Nasdaq; provided however, that in the event Company’s Common Stock are ever listed or traded on the New York Stock Exchange, or the NYSE American, then the “Principal Market” shall mean such other market or exchange on which Company’s Common Stock are then listed or traded.

15.10. “Purchase Notice” means a written notice in the form of Exhibit A to the Pre-Paid Purchase delivered by Investor to Company requiring Company to sell Purchase Shares to Investor.

15.11. “Purchase Notice Date” means each date Investor delivers to Company a Purchase Notice.

15.12. “Shareholder Approval” means the written consent or affirmative vote of the Company’s shareholders approving: (i) the issuance of Common Stock in excess of the 19.99% ownership limitation set forth in Nasdaq Listing Rule 5635(d) in connection with the transactions contemplated by this Agreement and the Streeterville Transaction; and (ii) any related resolutions necessary to effect such issuance.

15.13. “Streeterville” means Streeterville Capital, LLC, a Utah limited liability company.

15.14. “Streeterville Transaction” means that certain Securities Purchase Agreement entered into by and between the Company and Streeterville dated as of December 27, 2023.

16. Miscellaneous. The provisions set forth in this Section 15 shall apply to this Agreement, as well as all other Transaction Documents as if these terms were fully set forth therein; provided, however, that in the event there is a conflict between any provision set forth in this Section 15 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.

16.1. Arbitration of Claims. The parties shall submit all Claims (as defined in Exhibit F) arising under this Agreement or any other Transaction Document or any other agreement between the parties and their affiliates or any Claim relating to the relationship of the parties to binding arbitration pursuant to the arbitration provisions set forth in Exhibit F attached hereto (the “Arbitration Provisions”). For the avoidance of doubt, the parties agree that the injunction described in Section 16.3 below may be pursued in an arbitration that is separate and apart from any other arbitration regarding all other Claims arising under the Transaction Documents. The parties hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the parties hereto and are severable from all other provisions of this Agreement. By executing this Agreement, Company represents, warrants and covenants that Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company will not take a position contrary to the foregoing representations. Company acknowledges and agrees that Investor may rely upon the foregoing representations and covenants of Company regarding the Arbitration Provisions.

16.2. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. Each party consents to and expressly agrees that the exclusive venue

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for arbitration of any dispute arising out of or relating to any Transaction Document or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the parties’ obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Transfer Agent and Company, such litigation specifically includes, without limitation any action between or involving Company and the Transfer Agent under the TA Letter or otherwise related to Investor in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing Common Stock to Investor for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing Common Stock to Investor for any reason) outside of any state or federal court sitting in Salt Lake County, Utah, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Finally, Company covenants and agrees to name Investor as a party in interest in, and provide written notice to Investor in accordance with Section 16.10 below prior to bringing or filing, any action (including without limitation any filing or action against any person or entity that is not a party to this Agreement, including without limitation the Transfer Agent) that is related in any way to the Transaction Documents or any transaction contemplated herein or therein, including without limitation any action brought by Company to enjoin or prevent the issuance of any Common Stock to Investor by the Transfer Agent, and further agrees to timely name Investor as a party to any such action. Company acknowledges that the governing law and venue provisions set forth in this Section 16.2 are material terms to induce Investor to enter into the Transaction Documents and that, but for Company’s agreements set forth in this Section 16.2 Investor would not have entered into the Transaction Documents.

16.3. Specific Performance. Company acknowledges and agrees that Investor may suffer irreparable harm in the event that Company fails to perform any material provision of this Agreement or any of the other Transaction Documents in accordance with its specific terms. It is accordingly agreed that Investor shall be entitled to one or more injunctions to prevent or cure breaches of the provisions of this Agreement or such other Transaction Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which Investor may be entitled under the Transaction Documents, at law or in equity. Company specifically agrees that: (i) following an Event of Default under any Pre-Paid Purchase, Investor shall have the right to seek and receive injunctive relief from a court or an arbitrator prohibiting Company from issuing any of its Common Stock or preferred stock to any party unless the Pre-Paid Purchase Outstanding Balance is being paid in full simultaneously with such issuance; (ii) following a breach of Section 4(vi) above, Investor shall have the right to seek and receive injunctive relief from a court or arbitrator invalidating such lock-up; and (iii) if Company enters into a definitive agreement that contemplates a Fundamental Transaction (as defined in the Initial Pre-Paid Purchase), unless such agreement contains a closing condition that all outstanding Pre-Paid Purchases are repaid in full upon consummation of the transaction or Investor has provided its written consent in writing to such Fundamental Transaction, Investor shall have the right to seek and receive injunctive relief from a court or arbitrator preventing the consummation of such transaction. Company specifically acknowledges that Investor’s right to obtain specific performance constitutes bargained for leverage and that the loss of such leverage would result in irreparable harm to Investor. For the avoidance of doubt, in the event Investor seeks to obtain an injunction from a court or an arbitrator against Company or specific performance of any provision of any Transaction Document, such action shall not be a waiver of any right of Investor under any Transaction Document, at law, or in equity, including without limitation its rights to arbitrate any Claim pursuant to the terms of the Transaction Documents, nor shall Investor’s pursuit of an injunction prevent Investor, under the doctrines of claim preclusion, issues preclusion, res judicata or other similar legal doctrines, from pursuing other Claims in the future in a separate arbitration.

16.4. Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any determination or arithmetic calculation under the Transaction Documents, including without limitation, calculating the Outstanding Balance, Purchase Share Purchase Price, VWAP (each, as defined in the Initial Pre-Paid Purchase) or the number of Purchase Shares (each, a “Calculation”), Company or Investor (as the case may be) shall submit any disputed Calculation via email or facsimile with confirmation of receipt (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to Company or Investor (as the case may be) or (ii) if

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no notice gave rise to such dispute, at any time after Investor learned of the circumstances giving rise to such dispute. If Investor and Company are unable to agree upon such Calculation within two (2) Trading Days of such disputed Calculation being submitted to Company or Investor (as the case may be), then Investor will promptly submit via email or facsimile the disputed Calculation to Unkar Systems Inc. (“Unkar Systems”). Investor shall cause Unkar Systems to perform the Calculation and notify Company and Investor of the results no later than ten (10) Trading Days from the time it receives such disputed Calculation. Unkar Systems’ determination of the disputed Calculation shall be binding upon all parties absent demonstrable error. Unkar Systems’ fee for performing such Calculation shall be paid by the incorrect party, or if both parties are incorrect, by the party whose Calculation is furthest from the correct Calculation as determined by Unkar Systems. In the event Company is the losing party, no extension of the Delivery Date (as defined in the Initial Pre-Paid Purchase) shall be granted and Company shall incur all effects for failing to deliver the applicable shares in a timely manner as set forth in the Transaction Documents. Notwithstanding the foregoing, Investor may, in its sole discretion, designate an independent, reputable investment bank or accounting firm other than Unkar Systems to resolve any such dispute and in such event, all references to “Unkar Systems” herein will be replaced with references to such independent, reputable investment bank or accounting firm so designated by Investor.

16.5. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

16.6. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

16.7. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

16.8. Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between Company and Investor, or any affiliate thereof, related to the transactions contemplated by the Transaction Documents (collectively, “Prior Agreements”), that may have been entered into between Company and Investor, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Transaction Documents. To the extent there is a conflict between any term set forth in any Prior Agreement and the term(s) of the Transaction Documents, the Transaction Documents shall govern.

16.9. Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

16.10. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer named below or such officer’s successor, or by facsimile (with successful transmission confirmation which is kept by sending party), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage Pre-Paid, in the United States Postal Service by

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certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees Pre-Paid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to Company:

Future FinTech Group Inc.
Attn: Hui Li
1177 Avenue of the Americas
Americas Tower, Suite 5100
New York, New York 10036

If to Investor:

Avondale Capital, LLC
Attn: John M. Fife
297 Auto Mall Drive, Suite #4
St. George, Utah 84770

With a copy to (which copy shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC
Attn: Jonathan Hansen
3051 West Maple Loop Drive, Suite 325
Lehi, Utah 84043

16.11. Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Investor hereunder may be assigned by Investor to a third party, including its affiliates, in whole or in part, without the need to obtain Company’s consent thereto. Company may not assign its rights or obligations under this Agreement or delegate its duties hereunder, whether directly or indirectly, without the prior written consent of Investor, and any such attempted assignment or delegation shall be null and void.

16.12. Survival. The representations and warranties of Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder, notwithstanding any due diligence investigation conducted by or on behalf of Investor. Company agrees to indemnify and hold harmless Investor and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

16.13. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

16.14. Investor’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Investor may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Investor may deem expedient.

16.15. Attorneys’ Fees and Cost of Collection. In the event any suit, action or arbitration is filed by either party against the other to interpret or enforce any of the Transaction Documents, the unsuccessful party to such action agrees to pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees incurred therein, including the same with respect to an appeal. The “prevailing party” shall be the party in whose favor a judgment is entered, regardless of whether judgment is entered on all claims asserted by such party and regardless of the amount of the judgment; or where, due to the assertion of counterclaims, judgments are entered in favor of and against both parties, then the arbitrator shall determine the “prevailing party” by taking into account the relative dollar amounts of the judgments or, if the judgments involve nonmonetary relief, the relative importance and value of such relief. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous

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or bad faith pleading. If (i) any Pre-Paid Purchase is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Investor otherwise takes action to collect amounts due under the Pre-Paid Purchases or to enforce the provisions of the Pre-Paid Purchases, or (ii) there occurs any bankruptcy, reorganization, receivership of Company or other proceedings affecting Company’s creditors’ rights and involving a claim under the Pre-Paid Purchases; then Company shall pay the costs incurred by Investor for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees, expenses, deposition costs, and disbursements.

16.16. Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

16.17. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

16.18. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement and the other Transaction Documents.

16.19. Voluntary Agreement. Company has carefully read this Agreement and each of the other Transaction Documents and has asked any questions needed for Company to understand the terms, consequences, and binding effect of this Agreement and each of the other Transaction Documents and fully understand them. Company has had the opportunity to seek the advice of an attorney of Company’s choosing, or has waived the right to do so, and is executing this Agreement and each of the other Transaction Documents voluntarily and without any duress or undue influence by Investor or anyone else.

16.20. Document Imaging. Investor shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Company’s loans, including, without limitation, this Agreement and the other Transaction Documents, and Investor may destroy or archive the paper originals. The parties hereto (i) waive any right to insist or require that Investor produce paper originals, (ii) agree that such images shall be accorded the same force and effect as the paper originals, (iii) agree that Investor is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (iv) further agree that any executed facsimile (faxed), scanned, emailed, or other imaged copy of this Agreement or any other Transaction Document shall be deemed to be of the same force and effect as the original manually executed document.

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IN WITNESS WHEREOF, the undersigned Investor and Company have caused this Agreement to be duly executed as of the date first above written.

INVESTOR:
Avondale Capital, LLC, a Utah limited liability company
By:
John M. Fife, President
COMPANY:
Future FinTech Group Inc., a Florida corporation
By:
Hu Li, Chief Executive Officer

ATTACHMENTS:

Annex I	Conditions Precedent to Investor’s Obligation to Purchase a Pre-Paid Purchase
Exhibit A	Initial Pre-Paid Purchase
Exhibit B	Registration Rights Agreement
Exhibit C	Irrevocable Transfer Agent Instructions
Exhibit D	Officer’s Certificate
Exhibit E	Share Issuance Resolution
Exhibit F	Arbitration Provisions

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annex I

CONDITIONS PRECEDENT TO INVESTOR’S OBLIGATION TO PURCHASE A PRE-PAID
PURCHASE

The obligation of Investor to purchase from Company a Pre-Paid Purchase hereunder on each Pre-Paid Purchase Date is subject to the satisfaction, as of the date of each Request for a Pre-Paid Purchase and each Pre-Paid Purchase Date, of each of the following conditions, provided that these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion by providing Company with prior written notice thereof:

(a)     Company shall have duly executed and delivered to Investor each of the Transaction Documents to which it is a party.

(b)    There is an effective Registration Statement pursuant to which Investor is permitted to utilize the prospectus thereunder to sell all of the Purchase Shares issuable pursuant to such Pre-Paid Purchase, the Current Report shall have been filed with the SEC and Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the 1934 Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable Pre-Paid Purchase Date, and, if requested, Investor shall have received an opinion of counsel to Company, in the form reasonably acceptable to Investor, with respect to the effectiveness of the Registration Statement.

(c)     The number of shares of Common Stock that remain available for issuance under the Registration Statement shall be at least 200.00% of the maximum number of Common Stock issuable pursuant to all outstanding Pre-Paid Purchases (taking into account all Pre-Paid Purchases that will be outstanding upon the closing of the Pre-Paid Purchase requested and calculated based on the Purchase Share Purchase Price as of the date of determination without taking into account any of the limitations set forth herein).

(d)    No Material Outside Event shall have occurred and be continuing.

(e)     The 20-day and 60-day median and average daily trading volume must be greater than or equal to $100,000.00, as reported by Bloomberg, L.P.

(f)     All of the Purchase Shares issuable pursuant to the applicable Pre-Paid Purchase shall have been duly authorized by all necessary corporate action of Company. All Purchase Shares relating to all prior Pre-Paid Purchases required to have been received by Investor under each Pre-Paid Purchase shall have been delivered to Investor in accordance with such Pre-Paid Purchase.

(g)    Upon request, Company shall have delivered to Investor a certificate evidencing the incorporation and good standing of Company as of a date within ten (10) days of the Pre-Paid Purchase Date.

(h)    The board of directors of Company has approved the transactions contemplated by the Transaction Documents and the applicable Pre-Paid Purchase; said approval has not been amended, rescinded or modified and remains in full force and effect as of the date hereof, and a true, correct and complete copy of such resolutions duly adopted by the board of directors of Company shall have been provided to Investor.

(i)     Each and every representation and warranty of Company shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the date of the Pre-Paid Purchase Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by Company at or prior to the applicable Pre-Paid Purchase Date.

(j)     Trading in the Common Stock shall not have been suspended by the SEC, the Principal Market or FINRA, Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any subsequent Principal Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing,

Annex D-18

Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified Company in writing that DTC has determined not to impose any such suspension or restriction).

(k)    Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Purchase Shares.

(l)     To Company’s knowledge, no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(m)   Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a material adverse effect, or an Event of Default.

(n)    The sum of the Pre-Paid Purchase Outstanding Balance and the outstanding balance due and owing to Streeterville under the Streeterville Transaction shall be less than $250,000.00.

(o)    The market capitalization of Company must be greater than or equal to $3,000,000.00.

(p)    Company shall have notified the Principal Market of the issuance of all of the Purchase Shares hereunder, in accordance with the Principal Market’s customary process for the listing of additional shares.

(q)    Company shall have delivered to Investor a compliance certificate executed by the Chief Executive Officer of Company certifying that Company has complied with all of the conditions precedent to the applicable Pre-Paid Purchase set forth herein and which may be relied upon by Investor as evidence of satisfaction of such conditions without any obligation to independently verify.

(r)     Company and its subsidiaries shall have delivered to Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement or the Pre-Paid Purchases as Investor or its counsel may reasonably request.

(s)     The Purchase Shares would be available for immediate resale by Investor in Investor’s brokerage account.

(t)     Company’s book value as reported in its most recent Periodic Report is at least $3,000,000.00.

(u)    Either:

(i)     The Shareholder Approval has been obtained and delivered to Investor; or

(ii)    Company has elected to become subject to home country rules with respect to Nasdaq Listing Rule 5635(d), and such election is still in full force and effect.

(v)    Company shall have delivered to Investor a number of shares of Common Stock (the “Pre-Delivery Shares”) required pursuant to the following schedule:

(i)     No Pre-Delivery Shares shall be required in connection with the Initial Pre-Paid Purchase;

(ii)    In connection with the Second Pre-Paid Purchase, a number of Pre-Delivery Shares with an aggregate value (based on the closing price of the Common Stock on the date immediately preceding the date the Request is submitted) equal to at least one hundred fifty percent (150%) of the Pre-Paid Purchase Outstanding Balance (including the amount set forth in the Request) shall have been delivered to Investor; and

(iii)   In connection with each subsequent Pre-Paid Purchase, a number of Pre-Delivery Shares with an aggregate value (based on the closing price of the Common Stock on the date immediately preceding the date the Request is submitted) equal to at least fifty percent (50%) of the Pre-Paid Purchase Outstanding Balance (including the amount set forth in the Request) shall have been delivered to Investor.

Annex D-19

Investor shall pay $0.001 per share to Company via wire transfer of immediately available funds for the Pre-Delivery Shares.

For the avoidance of doubt, and notwithstanding anything to the contrary in this Agreement or any Pre-Paid Purchase, in the event that the Company is unable to deliver the required Pre-Delivery Shares as set forth above, for any reason or no reason at all, including, without limitation, due to the Maximum Percentage (as defined in Section 3.3(b) of the Initial Pre-Paid Purchase) ownership limitation, the Investor shall have no obligation to fund any portion of the applicable Pre-Paid Purchase. The Investor may, in its sole discretion, waive the foregoing requirement in an express written waiver.

(w)    Company is not in a noncompliance period with Nasdaq continued listing requirements.

(x)    The par value of the Common Stock is less than or equal to $0.001 per share.

(y)    Company shall be in full compliance with the Share Reserve requirements in Section 10 of the Agreement.

Annex D-20

EXHIBIT A

Initial Pre-paid purchase

[See Attached.]

Annex D-21

PRE-PAID PURCHASE #1

July 28, 2025	U.S. $884,000.00

FOR VALUE RECEIVED, Future FinTech Group Inc., a Florida corporation (“Company”), promises to pay to Avondale Capital, LLC, a Utah limited liability company, or its successors or assigns (“Investor”), $884,000.00 and any interest, fees, charges, and late fees accrued hereunder in accordance with the terms set forth herein and to pay interest on the Outstanding Balance at the rate of eight percent (8.00%) per annum simple interest from the Purchase Price Date until the same is paid in full. All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, and shall be payable in accordance with the terms of this Pre-Paid Purchase #1 (this “Pre-Paid Purchase”), which is issued and made effective as of the date set forth above (the “Effective Date”). This Pre-Paid Purchase is issued pursuant to that certain Securities Purchase Agreement dated July 28, 2025, as the same may be amended from time to time, by and between Company and Investor (the “Purchase Agreement”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

This Pre-Paid Purchase carries an original issue discount of $64,000.00 (“OID”). In addition, Company agrees to pay $20,000.00 to Investor to cover Investor’s legal fees, accounting costs, due diligence, monitoring, and other transaction costs incurred in connection with the purchase and sale of this Pre-Paid Purchase (the “Transaction Expense Amount”). The OID and the Transaction Expense Amount are included in the initial principal balance of this Pre-Paid Purchase and are deemed to be fully earned and non-refundable as of the Purchase Price Date. The Purchase Price (as defined in the Purchase Agreement) shall be payable as set forth in the Purchase Agreement.

1. Payment; Prepayment.

1.1. Payment. All payments owing hereunder shall be in lawful money of the United States of America, as provided for herein, and delivered to Investor at the address or bank account furnished to Company for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.

1.2. Prepayment. Notwithstanding the foregoing, with ten (10) Trading Days’ prior written notice Company may prepay all or any portion of the Outstanding Balance (less such portion of the Outstanding Balance for which Company has received a Purchase Notice (as defined below) from Investor where the applicable Purchase Shares (as defined below) have not yet been delivered). For the avoidance of doubt, during the ten (10) Trading Day prepayment notice period, Investor shall retain the right to submit Purchase Notices, if applicable. If Company exercises its right to prepay this Pre-Paid Purchase, Company shall make payment to Investor of an amount in cash equal to 120.00% multiplied by the portion of the Outstanding Balance Company elects to prepay. Company will lose the right to prepay this Pre-Paid Purchase if: (a) an Event of Default (as defined below) occurs hereunder; or (b) Company elects to prepay this Pre-Paid Purchase and fails to do so on the date set forth in the prepayment notice sent to Investor.

1.3. Effectiveness of Registration Statement. In the event the Initial Registration Statement (as defined in the Purchase Agreement) has not been declared effective by the SEC (as defined in the Purchase Agreement) within ninety (90) days of the Effective Date, then the Outstanding Balance will automatically increase by one percent (1.00%) on such 90th day and continue to increase by one percent (1.00%) for each thirty (30) days that the Initial Registration Statement is not declared effective, up to a maximum increase of 4.00%.

2. Security. This Pre-Paid Purchase is unsecured.

3. Investor Purchases; Closings; Pre-Delivery Shares.

3.1. Purchases; Mechanics. Upon the terms and subject to the conditions of this Pre-Paid Purchase, Investor, at its sole discretion, shall have the right, but not the obligation, to purchase from Company, and Company shall issue and sell to Investor, Purchase Shares by the delivery to Company of Purchase Notices as provided herein.

Annex D-22

(a) Purchase Notice. At any time following the earlier of (i) six (6) months from the Purchase Price Date and (ii) the effectiveness of the Initial Registration Statement (as defined in the Purchase Agreement) (the “Purchase Start Date”), Investor may, by providing written notice to Company in the form set forth on Exhibit A attached hereto (each, a “Purchase Notice”), require Company to issue and sell Purchase Shares to Investor, in accordance with the following provisions:

(i) Investor shall, in each Purchase Notice, indicate the portion of the Outstanding Balance that Investor elects to apply to the purchase of Purchase Shares pursuant to this Pre-Paid Purchase (each, a “Purchase”, and such amount, the “Purchase Amount”), in its sole discretion, and the timing of delivery; provided that the Purchase Amount shall not exceed the Outstanding Balance, or result in Investor exceeding the limitation set forth in Section 3.1(b).

(ii) Each Purchase Notice shall be delivered to Company in accordance with the notice provisions set forth in the Purchase Agreement.

(iii) Each Purchase Notice shall set forth the Purchase Amount, the Purchase Share Purchase Price, the number of Purchase Shares to be issued by Company and purchased by Investor, and the remaining Outstanding Balance following the Closing (as defined below) of the Purchase.

(iv) Any Purchase Shares issued hereunder must be issued free trading to Investor pursuant to: (1) an effective Registration Statement (as defined in the Purchase Agreement); or (2) an applicable exemption from registration (e.g., Rule 144).

(v) In the event the Purchase Share Purchase Price is less than the Floor Price on the date that a Purchase Notice is delivered by Investor to Company, then Investor will have the right to cause Company to pay the applicable Purchase Amount in cash within two (2) Trading Days of receipt of the Purchase Notice rather than delivering Purchase Shares.

(b) Ownership Limitation. Notwithstanding anything to the contrary contained in this Pre-Paid Purchase or the other Transaction Documents (as defined in the Purchase Agreement), Company shall not effect any issuance of Purchase Shares (including Pre-Delivery Shares) pursuant to this Pre-Paid Purchase to the extent that after giving effect to such issuance would cause Investor (together with its affiliates) to beneficially own a number of shares of Common Stock exceeding 9.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the Common Stock issuable upon such issuance) (the “Maximum Percentage”). For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act (as defined in the Purchase Agreement). The Maximum Percentage is enforceable, unconditional, and non-waivable and shall apply to all affiliates and assigns of Investor.

3.2. Closings. The closing of each purchase and sale of Purchase Shares (each, a “Closing”) shall take place in accordance with the procedures set forth below:

(a) Promptly after receipt of a Purchase Notice with respect to each Purchase (and, in any event, not later than two (2) Trading Days after such receipt), Company will, or will cause its transfer agent to, electronically transfer such number of Purchase Shares to be purchased by Investor (as set forth in the Purchase Notice) by crediting Investor’s account or its designee’s account at DTC through its DWAC system or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to Investor that such share transfer has been requested. Promptly upon receipt of such notification, Investor shall pay to Company the aggregate purchase price for the Purchase Shares (as set forth in the Purchase Notice) by offsetting the Purchase Amount against an equal amount outstanding under this Pre-Paid Purchase (first towards accrued and unpaid interest, if any, and then towards outstanding principal as shown in such Purchase Notice). No fractional shares shall be issued, and any fractional amounts shall be rounded to the nearest whole number of shares. To facilitate the transfer of the Purchase Shares by Investor, the Purchase Shares will not bear any restrictive legends so long as there is an effective Registration Statement or an available exemption from registration covering such Purchase Shares (it being understood and agreed by Investor that notwithstanding the lack of restrictive legends, Investor may only sell such Purchase Shares in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements)).

(b) In connection with each Closing, each of Company and Investor shall deliver to the other all documents, instruments, and writings expressly required to be delivered by either of them pursuant to this Pre-Paid Purchase in order to implement and effect the transactions contemplated herein.

Annex D-23

3.3. Pre-Delivery Shares. Notwithstanding anything to the contrary set forth herein, no Pre-Delivery Shares shall be required to be delivered by Company to Investor in connection with this Pre-Paid Purchase. All subsequent Pre-Paid Purchases shall require the delivery of Pre-Delivery Shares in accordance with Section (v) of Annex I to the Purchase Agreement. For purposes of such subsequent Pre-Paid Purchases, this Section 3.3 shall take the form attached hereto as Exhibit B.

4. Events of Default and Remedies.

4.1. Event of Default. The following are events of default under this Pre-Paid Purchase (each, “Event of Default”): (a) Company fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; (b) a receiver, trustee or other similar official shall be appointed over Company or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; (c) Company becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; (d) Company makes a general assignment for the benefit of creditors; (e) Company files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); (f) an involuntary bankruptcy proceeding is commenced or filed against Company; (g) Company fails to observe or perform any covenant set forth in Section 4 or Section 5 of the Purchase Agreement; (h) the occurrence of a Fundamental Transaction without Investor’s prior written consent; (i) Company fails to deliver any Purchase Shares (including Pre-Delivery Shares) in accordance with the terms hereof; (j) any money judgment, writ or similar process is entered or filed against Company or any subsidiary of Company or any of its property or other assets for more than $500,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Investor; (k) Company fails to be DWAC Eligible; (l) Company or any subsidiary of Company, breaches any covenant or other term or condition contained in any Other Agreement in any material respect; (m) Company defaults or otherwise fails to observe or perform any covenant, obligation, condition or agreement of Company contained herein or in any other Transaction Document (as defined in the Purchase Agreement) in any material respect, other than those specifically set forth in this Section 4 or Section 5 of the Purchase Agreement; (n) any representation, warranty or other statement made or furnished by or on behalf of Company to Investor herein, in any Transaction Document, or otherwise in connection with the issuance of this Pre-Paid Purchase is false, incorrect, incomplete or misleading in any material respect when made or furnished; (o) a non-management supported preliminary proxy is filed against Company; (p) Company, any subsidiary of Company, or any pledgor, trustor, or guarantor of this Pre-Paid Purchase breaches any covenant or other term or condition contained in any Other Agreements; and (q) Company fails to deliver the Purchase Shares to Investor when due for any reason or no reason at all, including, without limitation, as a result of any limitation on ownership or transfer imposed by (1) Company’s organizational documents, any agreement between the Company and Investor, or any other contract to which the Company is a party, or (2) any applicable law, regulation, or governmental restriction.

4.2. Default Remedies. At any time and from time to time following the occurrence of any Event of Default, Investor may accelerate this Pre-Paid Purchase by written notice to Company, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (b) – (f) of Section 4.1, an Event of Default will be deemed to have occurred and the Outstanding Balance as of the date of the occurrence of such Event of Default shall become immediately and automatically due and payable in cash at the Mandatory Default Amount. At any time following the occurrence of any Event of Default, upon written notice given by Investor to Company, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of eighteen percent (18.00%) per annum or the maximum rate permitted under applicable law (“Default Interest”). Notwithstanding the foregoing, and for the avoidance of doubt, Investor may continue making Purchases pursuant to Section 3 at any time following an Event of Default until such time as the Outstanding Balance is paid in full. In connection with acceleration described herein, Investor need not provide, and Company hereby waives, any presentment, demand, protest or other notice of any kind, and Investor may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Investor at any time prior to payment hereunder, and Investor shall have all rights as a holder of the Pre-Paid Purchase until such time, if any, as Investor receives full payment pursuant to this Section 4.1. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Investor’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Company’s failure to timely deliver Purchase Shares pursuant to a Purchase as required pursuant to the terms hereof.

Annex D-24

5. Unconditional Obligation; No Offset. Company acknowledges that this Pre-Paid Purchase is an unconditional, valid, binding, and enforceable obligation of Company not subject to offset, deduction, or counterclaim of any kind. Company hereby waives any rights of offset it now has or may have hereafter against Investor, its successors and assigns, and agrees to make the payments or Purchases called for herein in accordance with the terms of this Pre-Paid Purchase.

6. Waiver. No waiver of any provision of this Pre-Paid Purchase shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

7. Sales Limitation. Investor agrees that so long as no Event of Default has occurred, Investor will limit its aggregate sales of Purchase Shares on the open market in any given calendar week to 15.00% of the weekly trading volume of the Common Stock on all trading markets for such week (the “Sales Limitation”). In the event Investor breaches such covenant, Company’s sole and exclusive remedy shall be the reduction of the Outstanding Balance in an amount equal to one hundred percent (100.00%) of the net proceeds Investor received from excess sales in any given week. For the avoidance of doubt, both the Sales Limitation and Company’s remedy related to such limitation shall expire thirty (30) days after satisfaction in full of this Pre-Paid Purchase.

8. Opinion of Counsel. In the event that an opinion of counsel is needed for Purchases under this Pre-Paid Purchase, Investor has the right to have any such opinion provided by its counsel.

9. Governing Law; Venue. This Pre-Paid Purchase shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Pre-Paid Purchase shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

10. Arbitration of Disputes. By its issuance or acceptance of this Pre-Paid Purchase, each party agrees to be bound by the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.

11. Cancellation. After repayment of the entire Outstanding Balance, this Pre-Paid Purchase shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

12. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Pre-Paid Purchase.

13. Assignments. Company may not assign this Pre-Paid Purchase without the prior written consent of Investor. This Pre-Paid Purchase and any Purchase Shares issued upon Purchase of this Pre-Paid Purchase may be offered, sold, assigned, or transferred by Investor without the consent of Company.

14. Notices. Whenever notice is required to be given under this Pre-Paid Purchase, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”

15. Liquidated Damages. Investor and Company agree that in the event Company fails to comply with any of the terms or provisions of this Pre-Paid Purchase, Investor’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Investor and Company agree that any fees, balance adjustments, Default Interest or other charges assessed under this Pre-Paid Purchase are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Investor’s and Company’s expectations that any such liquidated damages will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).

16. Severability. If any part of this Pre-Paid Purchase is construed to be in violation of any law, such part shall be modified to achieve the objective of Company and Investor to the fullest extent permitted by law, and the balance of this Pre-Paid Purchase shall remain in full force and effect.

[Remainder of page intentionally left blank; signature page follows]

Annex D-25

IN WITNESS WHEREOF, Company has caused this Pre-Paid Purchase to be duly executed as of the Effective Date.

COMPANY:
Future Fintech Group Inc., a Florida Corporation
By:
Hu Li, Chief Executive Officer
ACKNOWLEDGED, ACCEPTED, AND AGREED:
INVESTOR:
Avondale Capital, LLC, a Utah limited liability company
By:
John M. Fife, President

[Signature Page to Pre-Paid Purchase #1]

Annex D-26

ATTACHMENT 1

DEFINITIONS

For purposes of this Pre-Paid Purchase, the following terms shall have the following meanings:

A1.             “Common Stock” means Company’s common stock, par value $0.001 per share.

A2.             “DTC” means the Depository Trust Company or any successor thereto.

A3.             “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

A4.             “DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

A5.             “DWAC Eligible” means that (a) Company’s Common Stock are eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system; (b) Company has been approved (without revocation) by DTC’s underwriting department; (c) Company’s transfer agent is approved as an agent in the DTC/FAST Program; (d) the Purchase Shares are otherwise eligible for delivery via DWAC; and (e) Company’s transfer agent does not have a policy prohibiting or limiting delivery of the Purchase Shares via DWAC.

A6.             “Default Effect” means multiplying the Outstanding Balance as of the date the applicable Event of Default occurred by ten percent (10.00%) and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Pre-Paid Purchase as of the date the applicable Event of Default occurred. The Default Effect may be applied up to three (3) times for three (3) separate Events of Default.

A7.             “Floor Price” means $0.50.

A8.             “Fundamental Transaction” means that (a) (i) Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Company or any of its subsidiaries is the surviving corporation) any other person or entity, (ii) Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, (iii) Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50.00% of the outstanding shares of voting stock of Company (not including any shares of voting stock of Company held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), (iv) Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50.00% of the outstanding shares of voting stock of Company (not including any shares of voting stock of Company held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), (v) Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock or Common Stock, other than an increase in the number of authorized shares of Company’s Common Stock or Common Stock, (vi) Company transfers any material asset to any subsidiary, affiliate, person or entity under common ownership or control with Company, or (vii) Company pays or makes any monetary or non-monetary dividend or distribution to its shareholders; or (b) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50.00% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Company. For the avoidance of doubt, Company or any of the subsidiaries entering into a definitive agreement that contemplates a Fundamental Transaction will be deemed to be a Fundamental Transaction unless such agreement contains a closing condition that this Pre-Paid Purchase is repaid in full upon consummation of the transaction.

Attachment 1 to Pre-Paid Advance #1, Page 1

Annex D-27

A9.             “Mandatory Default Amount” means the Outstanding Balance following the application of the Default Effect.

A10.           “Nasdaq Minimum Price” means the Minimum Price as defined under Nasdaq Rule 5635(d).

A11.           “Other Agreements” means, collectively, (a) all existing and future agreements and instruments between, among or by Company (or an affiliate), on the one hand, and Investor (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Company’s ongoing business operations.

A12.           “Outstanding Balance” means as of any date of determination, the initial principal amount, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Purchases, offset, or otherwise, accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Investor, transfer, stamp, issuance and similar taxes and fees related to Purchases, and any other fees or charges incurred under this Pre-Paid Purchase.

A13.           “Purchase Notice Date” means the date the applicable Purchase Notice is delivered by Investor to Company.

A14.           “Purchase Price Date” means the date the Purchase Price is delivered by Investor to Company.

A15.           “Purchase Shares” Common Stock purchased pursuant to this Pre-Paid Purchase.

A16.           “Purchase Share Purchase Price” means eighty-two percent (82.00%) multiplied by the lowest daily VWAP during the ten (10) Trading Days immediately preceding the applicable measurement date.

A17.           “Trading Day” means any day on which Company’s principal market is open for trading.

A18.           “VWAP” means the volume weighted average price of the Common Stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

[Remainder of page intentionally left blank]

Attachment 1 to Pre-Paid Advance #1, Page 2

Annex D-28

EXHIBIT A

PURCHASE NOTICE

On behalf of Avondale Capital, LLC, a Utah limited liability company (“Investor”), the undersigned hereby certifies, with respect to the purchase of Common Stock, par value $0.001 per share, of Future Fintech Group Inc., a Florida corporation (“Company”) issuable in connection with this Purchase Notice, delivered pursuant to that certain Pre-Paid Purchase #1, dated as of July 28, 2025 (as amended and supplemented from time to time), as follows:

A.     Purchase Notice Date: ____________

B.      Purchase Amount: ____________

C.     Purchase Share Purchase Price: ____________

D.     Number of Purchase Shares Due to Investor: ____________________

E.      Outstanding Balance Following Purchase: ____________

INVESTOR’S DTC PARTICIPANT #:

ACCOUNT NAME:
ACCOUNT NUMBER:
ADDRESS:
CITY:
COUNTRY:
CONTACT PERSON:
NUMBER AND/OR EMAIL:

Investor:
Avondale Capital, LLC, a Utah limited liability company
By:
John M. Fife, President

Annex D-29

EXHIBIT B

PRE-DELIVERY SHARES SECTION FORM

3.3 Pre-Delivery Shares.

(a) Notwithstanding anything to the contrary contained herein, Investor covenants and agrees with Company that, following the end of the Commitment Period (as defined in the Purchase Agreement) and the repayment of all outstanding Pre-Paid Purchases (as defined in the Purchase Agreement), Investor shall within twenty (20) Trading Days deliver to Company a number of shares of Common Stock equal to the number of Pre-Delivery Shares issued hereunder (as adjusted for any share splits, share dividends, share combinations, recapitalizations or other similar transactions occurring after the date hereof), and Company shall pay Investor $0.001 for each share (as adjusted for any share splits, share dividends, share combinations, recapitalizations or other similar transactions occurring after the date hereof).

(b) Investor shall not, directly or indirectly, sell, transfer, offer, exchange, assign, pledge, encumber, hypothecate or otherwise dispose of, or enter into any contract, option or other agreement with respect to any sale, transfer, offer, exchange, assignment, pledge, encumbrance, hypothecation or other disposition of (collectively, “Transfer”), any Pre-Delivery Shares, provided; however, that during the period beginning on any day in which Investor delivers a Purchase Notice to Company and ending on the date of delivery of the Purchase Shares by Company covered by such Purchase Notice (such period, the “Interim Period”), Investor may Transfer a number of Pre-Delivery Shares up to the number of Purchase Shares covered by the applicable Purchase Notice; provided further that to the extent any such Transfer is made by Investor during the Interim Period, an equal number of Purchase Shares shall be deemed to be Pre-Delivery Shares upon delivery by Company to Investor (which shall be subject to the terms and conditions hereunder applicable to Pre-Delivery Shares) such that the total number of Pre-Delivery Shares held by Investor prior to Company’s exercise of its repurchase right under Section 3.3(a) shall always be equal to the number of Pre-Delivery Shares delivered to Investor hereunder, except during the Interim Period or as a result of sales made pursuant to the following sentence. Notwithstanding the foregoing, Investor may sell up to an aggregate of $100,000.00 of Pre-Delivery Shares without needing to submit a Purchase Notice.

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EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

[See Attached.]

Annex D-31

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 28, 2025, is entered into by and between FUTURE FINTECH GROUP INC., a Florida corporation (“Company”), and AVONDALE CAPITAL, LLC, a Utah limited liability company (together with its permitted assigns, “Investor”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement by and between the parties hereto, dated as of the date hereof (as amended, restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS:

Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to sell to Investor up to Ten Million Dollars ($10,000,000.00) of Pre-Paid Purchases (as defined in the Purchase Agreement) for the purchase of Purchase Shares (as defined in the Purchase Agreement) and to induce Investor to enter into the Purchase Agreement, Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. “Business Day” is any day that is not a Saturday, Sunday or a day on which banks in New York, New York are closed.

b. “Person” means any individual or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

c. “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of Company in compliance with the Securities Act and/or pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).

d. “Registrable Securities” means (i) all of the Purchase Shares (as defined in the Purchase Agreement) which have been, or which may, from time to time be issued, including without limitation all of Company’s common stock, $0.001 par value per share (the “Common Stock”), which has been issued or will be issued to Investor under the Purchase Agreement and the Pre-Paid Purchases (without regard to any beneficial ownership limitation or restriction on purchases therein), (ii) the Commitment Shares (as defined in the Purchase Agreement), (iii) the Pre-Delivery Shares (as defined in the Purchase Agreement), and (iv) Common Stock issued to Investor as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

e. “Registration Statement” means one or more registration statements, as supplemented by any prospectus supplement or amendment thereto, of Company covering the sale of the Registrable Securities.

2. REGISTRATION.

a. Registration. Company shall file with the SEC an initial Registration Statement within sixty (60) calendar days from the date of this Agreement covering at least 10,000,000 shares of Registrable Securities (the Initial Registration Statement”) so as to permit the resale of such Registrable Securities by Investor, including but not limited to under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices). The Initial Registration Statement shall register only Registrable Securities. Investor and its counsel shall have a reasonable opportunity to review and comment upon the Initial Registration Statement and any amendment or supplement to such Initial Registration Statement and any related prospectus prior to its filing with the SEC, and Company shall give due consideration to all reasonable comments. Investor shall furnish all information reasonably requested by

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Company for inclusion therein. Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective as soon as practicable, and any amendment declared effective by the SEC at the earliest possible date. Company shall use reasonable best efforts to keep each Registration Statement effective, including but not limited to pursuant to Rule 415 promulgated under the Securities Act and available for the resale by Investor of all of the Registrable Securities covered thereby at all times until the earlier of (i) the date on which Investor shall have sold all the Registrable Securities and the full Commitment Amount (as defined in the Purchase Agreement) has been drawn down by Company pursuant to a Registration Statement and (ii) the date on which the Purchase Agreement is terminated (the “Registration Period”). Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. In the event that (i) the Initial Registration Statement or New Registration Statement (as defined below) becomes stale after the initial effectiveness of such Registration Statement or New Registration Statement and (ii) Investor still has ownership of any of the Registrable Securities that Investor cannot then sell without restriction pursuant to Rule 144 promulgated under the Securities Act, Company shall immediately file one or more post-effective amendments to facilitate the SEC’s declaration of effectiveness with respect to such Initial Registration Statement or New Registration Statement.

b. Rule 424 Prospectus. Company shall, as required by applicable securities regulations, from time-to-time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. Company shall file such initial prospectus covering Investor’s sale of the Registrable Securities within three (3) Business Days of the date that the Registration Statement is declared effective by the SEC. Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC, and Company shall give due consideration to all such comments. Investor shall use its reasonable best efforts to comment upon such prospectus within one (1) Business Day from the date Investor receives the final pre-filing version of such prospectus.

c. Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, Company shall amend the Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Section 2(a)) as soon as practicable, but in any event not later than ten (10) Business Days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act. Company shall use its reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof. In the event that any of the Purchase Shares are not included in the Registration Statement, or have not been included in any New Registration Statement and Company files any other registration statement under the Securities Act (other than on Form S-4, Form S-8 (or the FPI equivalents), or with respect to other employee related plans or rights offerings) (“Other Registration Statement”) then Company shall include in such Other Registration Statement first all of such Purchase Shares and second any other securities Company wishes to include in such Other Registration Statement

d. Offering. If the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by Investor under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of the initial Registration Statement with the SEC pursuant to Section 2(a), Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then Company shall reduce the number of Registrable Securities to be included in such initial Registration Statement until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, Company shall file one or more New Registration Statements in accordance with Section 2(c) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by Investor, provided, however, that this obligation shall cease at the end of the Registration Period. Investor understands that the SEC Staff may require that Investor and any underwriters, broker-dealers, or agents that participate in the sale of Registrable Securities under the Registration Statement be deemed “underwriters” within the meaning of Section 2(11) of the Securities Act. Notwithstanding any provision herein or in the Purchase Agreement to the contrary, Company’s obligations to register Registrable Securities (and any related conditions to Investor’s obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2(d).

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3. RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2 including on any New Registration Statement, Company shall use its reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, Company shall have the following obligations:

a. Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b. Upon request of Investor, Company shall furnish to Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by Investor. For the avoidance of doubt, any filing available to Investor via the SEC’s live EDGAR system shall be deemed “furnished to Investor” hereunder.

c. Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. Company shall promptly notify Investor who holds Registrable Securities of the receipt by Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

d. As promptly as practicable after becoming aware of such event or facts, Company shall notify Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement and/or take any other necessary steps (which, if in accordance with applicable SEC rules and regulations, may consist of a document to be filed by Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to Investor (or such other number of copies as Investor may reasonably request). Company shall also promptly notify Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Investor by email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

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e. Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

f. Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on the Principal Market (as defined in the Purchase Agreement). Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

g. Company shall cooperate with Investor to facilitate the timely preparation and delivery of the Registrable Securities (not bearing any restrictive legend) either by DWAC, DRS, or in certificated form if DWAC or DRS is unavailable, to be offered pursuant to any registration statement and enable such Registrable Securities to be in such denominations or amounts as Investor may reasonably request and registered in such names as Investor may request.

h. Company shall at all times provide a transfer agent with respect to its Common Stock.

i. If reasonably requested by Investor, Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

j. Company shall use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

k. Within one (1) Business Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, Company shall deliver, and shall cause legal counsel for Company to deliver, to the transfer agent for such Registrable Securities (with copies to Investor) confirmation that such registration statement has been declared effective by the SEC substantially in the form attached hereto as Exhibit A. Thereafter, if requested by Investor at any time, Company shall require its counsel to deliver to Investor a written confirmation whether or not the effectiveness of such registration statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the registration statement is current and available to Investor for sale of all of the Registrable Securities.

l. Company shall take all other reasonable actions necessary to expedite and facilitate disposition by Investor of Registrable Securities pursuant to any registration statement.

4. OBLIGATIONS OF INVESTOR.

a. Company shall notify Investor in writing of the information Company reasonably requires from Investor in connection with any registration statement hereunder. Investor shall furnish to Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as Company may reasonably request.

b. Investor agrees to cooperate with Company as reasonably requested by Company in connection with the preparation and filing of any registration statement hereunder.

c. Investor agrees that, upon receipt of any notice from Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the

Annex D-35

first sentence of 3(e). Notwithstanding anything to the contrary, Company shall cause its transfer agent to promptly deliver Class A Shares without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which Investor has entered into a contract for sale prior to Investor’s receipt of a notice from Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which Investor has not yet settled.

5. EXPENSES OF REGISTRATION.

All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for Company, shall be paid by Company.

6. INDEMNIFICATION.

a. In the event any Registrable Securities are included in any Registration Statement under this Agreement, to the fullest extent permitted by law, Company will, and hereby does, indemnify, hold harmless and defend Investor, each Person, if any, who controls Investor, the members, the directors, officers, partners, employees, agents, representatives of Investor and each Person, if any, who controls Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation by Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about Investor furnished in writing to Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of Investor to deliver or to cause to be delivered the prospectus made available by

Annex D-36

Company, if such prospectus was timely made available by Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by Investor pursuant to Section 9.

b. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses of one counsel to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

c. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

d. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

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8. REPORTS AND DISCLOSURE UNDER THE SECURITIES ACT.

With a view to making available to Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Investor to sell securities of Company to the public without registration (“Rule 144”), at all times while the Purchase Agreement is in effect Company agrees, at Company’s sole expense, to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act so long as Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c. furnish to Investor so long as Investor owns Registrable Securities, promptly upon request, (i) a written statement by Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Company and such other reports and documents so filed by Company, and (iii) such other information as may be reasonably requested to permit Investor to sell such securities pursuant to Rule 144 without registration; and

d. take such additional action as is reasonably requested by Investor to enable Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to Company’s transfer agent as may be reasonably requested from time to time by Investor and otherwise fully cooperate with Investor and Investor’s broker to effect such sale of securities pursuant to Rule 144.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

Neither Company nor Investor shall assign this Agreement or any of their respective rights or obligations hereunder without the prior written consent of the other party; provided, however, that any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby Company remains the surviving entity immediately after such transaction shall not be deemed an assignment.

10. AMENDMENT OF REGISTRATION RIGHTS.

No provision of this Agreement may be amended or waived by the parties from and after the date that is one Business Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, no provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11. MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be the addresses provided in the Purchase Agreement or at such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or

Annex D-38

electronically generated by the sender’s email account containing the time, date, recipient email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, in accordance with clause (i), (ii) or (iii) above, respectively.

c. The corporate laws of the State of Utah shall govern all issues concerning this Agreement. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. Each party hereby irrevocably submits to the exclusive jurisdiction of the State of Utah for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

e. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

g. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

j. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * * *

Annex D-39

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of day and year first above written.

COMPANY:
FUTURE FINTECH GROUP INC.
By:
Hu Li, Chief Executive Officer
INVESTOR:
AVONDALE CAPITAL, LLC
By:
John M. Fife, President

[Signature Page to Registration Rights Agreement]

Annex D-40

EXHIBIT A

TO REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

______, 2025

[Transfer Agent]

[Address]

Re: Effectiveness of Registration Statement

Ladies and Gentlemen:

We are counsel to FUTURE FINTECH GROUP INC., a Florida corporation (the “Company”), and have represented Company in connection with that certain Securities Purchase Agreement, dated as of July __, 2025 (the “Purchase Agreement”), entered into by and between Company and Avondale Capital, LLC, a Utah limited liability company (the “Investor”), pursuant to which Company has agreed to issue to Investor Pre-Paid Purchases for the purchase of shares of Company’s common stock, $0.001 par value per share (the “Common Stock”), in an amount up to Ten Million Dollars ($10,000,000.00) (the “Purchase Shares”), in accordance with the terms of the Purchase Agreement. In connection with the transactions contemplated by the Purchase Agreement, Company has registered with the U.S. Securities & Exchange Commission the following Class A Shares:

(1)  __________ Purchase Shares to be issued to from time to time in accordance with the Purchase Agreement;

(2)  __________ Commitment Shares (as defined in the Purchase Agreement); and

(3)  __________ Pre-Delivery Shares (as defined in the Purchase Agreement).

Pursuant to the Purchase Agreement, Company also has entered into a registration rights agreement, of even date with the Purchase Agreement with Investor (the “Registration Rights Agreement”) pursuant to which Company agreed, among other things, to register the Purchase Shares, Commitment Shares and Pre-Delivery Shares under the Securities Act of 1933, as amended (the “Securities Act”). In connection with Company’s obligations under the Purchase Agreement and the Registration Rights Agreement, on [_____], 2025, Company filed a Registration Statement (File No. [_________]) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of the Purchase Shares, Commitment Shares and Pre-Delivery Shares.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [_____] [A.M./P.M.] on [__________], 2025 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Purchase Shares and Commitment Shares are available for resale under the Securities Act pursuant to the Registration Statement and may be issued without any restrictive legend.

Very truly yours,
[Company Counsel]
By:

cc: Avondale Capital, LLC

Annex D-41

EXHIBIT C

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

[See Attached.]

Annex D-42

July 28, 2025

Transhare Corp.
17755 N. US Hwy 19 Suite 140
Bayside Center 1
Clearwater, FL 33764

Ladies and Gentlemen:

Future FinTech Group Inc., a Florida corporation (the “Company”), and Avondale Capital, LLC, a Utah limited liability company (the “Investor”), have entered into a Securities Purchase Agreement, dated as of July 28, 2025 (the “Agreement”), providing for the sale by the Company to the Investor of up to Ten Million Dollars ($10,000,000.00) of pre-paid purchases (“Pre-Paid Purchases”) for the purchase of shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Agreement. For purposes of this letter, “Purchase Shares” means all shares of Common Stock issuable under the Pre-Paid Purchases, and “Securities” means the Purchase Shares, Pre-Paid Purchases, the Commitment Shares, and the Pre-Delivery Shares (each as defined in the Agreement). The Agreement, the Pre-Paid Purchases, and all other transaction documents related thereto shall be hereinafter referred to as the “Documents.”

The Securities to be issued pursuant to the Documents are to be registered in the names of the registered holder of the securities, or its assignees as requested by the Investor.

You are hereby irrevocably authorized and instructed immediately following the Company increasing its number of authorized shares of Common Stock to reserve a sufficient number of shares of Common Stock (initially, 2,500,000) which should be held in reserve for the Investor pursuant to the subject Documents as of this date, for issuance in accordance with the terms thereof. The number of shares of Common Stock so reserved may be increased, from time to time, by written instructions of the Company or the Investor.

The ability to issue the Securities in a timely manner is a material obligation of the Company pursuant to the Documents. Your firm is hereby irrevocably authorized and instructed to issue Common Stock of the Company (without any restrictive legend) to the Investor at the request of the Investor without any further action or confirmation by the Company, in which the issuance shall be deducted against the reserve or, if there are not enough shares held in reserve, from available authorized shares of the Company, either (i) electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, provided that the Company has been made FAST/DRS eligible by DTCC (DWAC), or (ii) in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares: (A) upon your receipt from the Investor dated within 90 days from the date of the issuance or transfer request, of: (i) a Purchase Notice (as defined in the Agreement) executed by the Investor; and (ii) an opinion of counsel of the Investor, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that the Common Stock of the Company issued to the Investor pursuant to the Purchase Notice are not “restricted securities” as defined in Rule 144 and should be issued to the Investor without any restrictive legend; and (B) the number of shares to be issued is less than 4.9% of the total issued Common Stock of the Company. If an opinion from counsel is not provided, you are instructed and authorized to issue Common Stock to the Investor as restricted and the associated certificate(s) should include the customary 144 restrictive legend.

The Company affirms that it has appropriately resolved to issue all required Common Stock to the investor and hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Stock pursuant to any Purchase Notices received from the Investor.

The Investor and the Company understand that Transhare Corp. (“Transhare” or the “Transfer Agent”) shall not be required to perform any issuances or transfers of shares if (a) the Company or request violates, or be in violation of, any terms of the Transfer Agent Agreement, (b) such an issuance or transfer of shares be in violation of any state or federal securities laws or regulation or (c) the issuance or transfer of shares be prohibited or stopped as required or directed by a court order. If the Company informs you that there is a court order stopping issuances or if the Company is of the opinion that the issuance would violate any securities laws, rules or regulations then the Company agrees to provide you a legal opinion from counsel within three (3) business days addressing the matter and, once received, you

Annex D-43

will not be obligated to perform any issuances related to the Common Stock and this letter agreement. If the Company has an outstanding balance of fees owed to Transhare for any reason, the Investor understands Transhare will not be obligated to issue Common Stock to the Investor unless the Company or Investor first pays all fees owed to Transhare.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith. You shall have no liability to the Company with respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing (irrevocable instructions) and does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability, or expense in carrying out the authority and direction herein contained on the terms herein set forth.

The Company agrees that in the event that the Transfer Agent resigns as the Company’s transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5) business days. The Investor and the Company agree that the Transfer Agent shall not be required to perform any issuances or transfers of shares as of the date of the termination of the transfer agreement.

The Investor is intended to be and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,
Future FinTech Inc.

Hu Li, Chief Executive Officer
Acknowledged and Agreed:
Transhare Corp.
By:
Name:
Title:

[Signature Page to TA Instruction Letter]

Annex D-44

EXHIBIT D

OFFICER’S CERTIFICATE

[See Attached.]

Annex D-45

FUTURE FINTECH GROUP INC.
OFFICER’S CERTIFICATE

I hereby certify that I am the duly elected, qualified, and acting Chief Executive Officer of Future FinTech Group Inc., a Florida corporation (“Company”), and I am authorized to execute this Officer’s Certificate (this “Certificate”) on behalf of Company. This Certificate is delivered in connection with that certain Securities Purchase Agreement dated July 28, 2025 (the “Purchase Agreement”), by and between Company and Avondale Capital, LLC, a Utah limited liability company.

Solely in my capacity as Chief Executive Officer, I certify that Schedule 1 attached hereto is a true, accurate and complete copy of all the resolutions adopted by the Board of Directors of Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Purchase Agreement and related documents to which Company is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded, or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have made this Officer’s Certificate effective as of July 28, 2025.

FUTURE FINTECH GROUP INC.
By:
Hu Li, Chief Executive Officer

Annex D-46

Schedule 1

BOARD RESOLUTIONS

[attached]

Annex D-47

FUTURE FINTECH GROUP INC.
RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

Effective July 28, 2025

APPROVAL OF FINANCING

WHEREAS, the Board of Directors (the “Board”) of Future FinTech Group Inc., a Florida corporation (“Company”), has determined that it is in the best interests of Company to seek financing in the amount of up to $10,000,000.00 through the issuance and sale to Avondale Capital, LLC, a Utah limited liability company (“Investor”), of 60,000 shares of Common Stock of Company, par value $0.001 per share, as a commitment fee (the “Commitment Shares”), and one or more Pre-Paid Purchases (the “Financing”);

WHEREAS, the terms of the Financing are reflected in a Securities Purchase Agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”), one or more Pre-Paid Purchases issued by Company to Investor substantially in the form attached hereto as Exhibit B (each, a “Pre-Paid Purchase”), an Irrevocable Letter of Instructions to Transfer Agent substantially in the form attached hereto as Exhibit C, a Share Issuance Resolution substantially in the form attached hereto as Exhibit D (“Share Issuance Resolution”), and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing (collectively, the “Financing Documents”); and

WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of Company and its stockholders to approve the Financing and the Financing Documents and authorize the officers of Company to execute such documents.

NOW, THEREFORE, BE IT:

RESOLVED, that the Financing is hereby approved and determined to be in the best interests of Company and its stockholders;

RESOLVED FURTHER, that the form, terms and provisions of the Financing Documents (including all exhibits, schedules and other attachments thereto) are hereby ratified, confirmed and approved;

RESOLVED FURTHER, that each Pre-Paid Purchase, including, but not limited to, Pre-Paid Purchase #1, shall be duly and validly issued upon the issuance and delivery thereof in accordance with the Purchase Agreement;

RESOLVED FURTHER, that the Commitment Shares shall be duly authorized, validly issued, fully paid for, and non-assessable upon the issuance and delivery thereof in accordance with the Purchase Agreement;

RESOLVED FURTHER, that the Purchase Shares (as defined in the Pre-Paid Purchases), including the Pre-Delivery Shares (as defined in the Purchase Agreement), shall be duly authorized, validly issued, fully paid for, and non-assessable upon the issuance and delivery thereof in accordance with the Pre-Paid Purchases;

RESOLVED FURTHER, that Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance under the Pre-Paid Purchases such number of Common Shares required under the Purchase Agreement (the “Share Reserve”);

RESOLVED FURTHER, that the fixed number of Common Shares set forth in the Share Issuance Resolution to be reserved by the transfer agent is not meant to limit or restrict in any way the resolutions contained herein, including without limitation the calculation of the Share Reserve under the Purchase Agreement, as required from time to time;

RESOLVED FURTHER, that each of the officers of Company be, and each of them hereby is, authorized to instruct the transfer agent to increase the Share Reserve, from time to time, in the incremental amount set forth in the Share Issuance Resolution; provided, however, that any decrease in the Share Reserve held by the transfer agent will require the prior written consent of Investor;

RESOLVED FURTHER, that in the event of any conflict between these resolutions and the Share Issuance Resolution, these resolutions shall control;

Annex D-48

RESOLVED FURTHER, that with respect to each purchase under the Pre-Paid Purchases, the reduction in the outstanding balance under the Pre-Paid Purchases (as the same may increase or decrease pursuant to the terms of the Pre-Paid Purchases) in an amount equal to the Purchase Amount (as defined in the Pre-Paid Purchases) shall constitute fair and adequate consideration to Company for the issuance of the applicable Purchase Shares, regardless of the price used to determine the number of Purchase Shares deliverable with respect to any purchase under the applicable Pre-Paid Purchase;

RESOLVED FURTHER, that each of the officers of Company be, and each of them hereby is, authorized to execute and deliver in the name of and on behalf of Company, each of the Financing Documents and any other related agreements (with such additions to, modifications to, or deletions from such documents as the officer approves, such approval to be conclusively evidenced by such execution and delivery), to conform Company’s minute books and other records to the matters set forth in these resolutions, and to take all other actions on behalf of Company as any of them deem necessary, required, or advisable with respect to the matters set forth in these resolutions;

RESOLVED FURTHER, that the Board hereby determines that all acts and deeds previously performed by the Board and other officers of Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed, and approved in all respects as the authorized acts and deeds of Company; and

RESOLVED FURTHER, that all prior actions or resolutions of Company’s directors that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

******************

EXHIBITS ATTACHED TO BOARD RESOLUTIONS:

Exhibit A	PURCHASE AGREEMENT
Exhibit B	PRE-PAID PURCHASE
Exhibit C	TRANSFER AGENT LETTER
Exhibit D	SHARE ISSUANCE RESOLUTION

[Remainder of page intentionally left blank]

Annex D-49

EXHIBIT E

SHARE ISSUANCE RESOLUTION

[See Attached.]

Annex D-50

Share Issuance Resolution
Authorizing the Issuance Of Shares of Common Stock in

FUTURE FINTECH GROUP INC.

Effective July 28, 2025

The undersigned, as a qualified officer of Future FinTech Group Inc., a Florida corporation (“Company”), hereby certifies that this Share Issuance Resolution is authorized by and consistent with the resolutions of Company’s board of directors (“Board Resolutions”) regarding one or more Pre-Paid Purchases in an aggregate purchase amount of up to $10,000,000.00 (the “Pre-Paid Purchases”), made by Company in favor of Avondale Capital, LLC, a Utah limited liability company, its successors and/or assigns (“Investor”), pursuant to that certain Securities Purchase Agreement dated July 28, 2025, by and between Company and Investor (the “Purchase Agreement”).

RESOLVED, that Transhare Corp., as transfer agent (including any successor transfer agent, the “Transfer Agent”) of Company’s Common Stock, par value $0.001 per share (the “Common Shares”), is authorized to rely upon a Purchase Notice substantially in the form of Exhibit A attached hereto, whether an original or a copy (the “Purchase Notice”), in each case without any further inquiry, to be delivered to the Transfer Agent from time to time either by Company or Investor.

RESOLVED FURTHER, that the Transfer Agent is authorized to issue the number of:

(i)     “Purchase Shares” (representing Common Shares) set forth in each Purchase Notice delivered to the Transfer Agent,

(ii)    “Commitment Shares” (representing Common Shares) set forth in the Purchase Agreement,

(iii)   “Pre-Delivery Shares” (representing Common Shares) set forth in the Purchase Agreement, and

(iv)   all additional Common Shares Company may subsequently instruct the Transfer Agent to issue in connection with any of the foregoing or otherwise under the Pre-Paid Purchases and the Purchase Agreement, with such shares to be issued in the name of Investor, or its successors, transferees, or designees, free of any restricted security legend, as permitted by the Pre-Paid Purchases and the Purchase Agreement.

RESOLVED FURTHER, that consistent with the terms of the Purchase Agreement, immediately following an increase in the number of Common Shares, the Transfer Agent is authorized and directed to create a share reserve in the amount of 2,500,000 Common Shares for the benefit of Investor (the “Share Reserve”); provided that the Share Reserve may increase in increments of 100,000 shares from time to time by written instructions provided to the Transfer Agent by Company or Investor as required by the Purchase Agreement and as contemplated by the Board Resolutions.

RESOLVED FURTHER, that Investor and the Transfer Agent may rely upon the more general approvals and authorizations set forth in the Board Resolutions, and the Transfer Agent is hereby authorized and directed to take those further actions approved under the Board Resolutions.

RESOLVED FURTHER, that Investor must consent in writing to any reduction of the Share Reserve held by the transfer agent; provided, however, that upon full repayment of the Pre-Paid Purchases, the Share Reserve will terminate thirty (30) days thereafter.

RESOLVED FURTHER, that Investor and the Transfer Agent may rely upon the more general approvals and authorizations set forth in the Board Resolutions, and the Transfer Agent is hereby authorized and directed to take those further actions approved under the Board Resolutions.

RESOLVED FURTHER, that Company shall indemnify the Transfer Agent and its employees against any and all loss, liability, damage, claim or expenses incurred by or asserted against the Transfer Agent arising from any action taken by the Transfer Agent in reliance upon this Share Issuance Resolution.

Annex D-51

The undersigned officer of Company hereby certifies that this is a true copy of Company’s Share Issuance Resolution, effective as of the date set forth below, and that said resolution has not been in any way rescinded, annulled, or revoked, but the same is still in full force and effect.

COMPANY:
FUTURE FINTECH GROUP INC.
By:
Hu Li, Chief Executive Officer

EXHIBITS ATTACHED TO SHARE ISSUANCE RESOLUTION:

Exhibit A	Purchase Notice

Annex D-52

EXHIBIT A

Purchase Notice

[See attached.]

Annex D-53

Exhibit F

ARBITRATION PROVISIONS

1. Dispute Resolution. For purposes of these arbitration provisions (the “Arbitration Provisions”), the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Transaction Documents and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Agreement (or these Arbitration Provisions (defined below)) or any of the other Transaction Documents. For the avoidance of doubt, Investor’s pursuit of an injunction or other Claim pursuant to these Arbitration Provisions or with a court will not later prevent Investor under the doctrines of claim preclusion, issue preclusion, res judicata or other similar legal doctrines from pursuing other Claims in a separate arbitration in the future. The parties to the Agreement (the “parties”) hereby agree that the Claims may be arbitrated in one or more arbitrations pursuant to these Arbitration Provisions (one for an injunction or injunctions and a separate one for all other Claims). The term “Claims” specifically excludes a dispute over Calculations. The parties to the Agreement hereby agree that these Arbitration Provisions are binding on each of them. As a result, any attempt to rescind the Agreement (or these Arbitration Provisions) or declare the Agreement (or these Arbitration Provisions) or any other Transaction Document invalid or unenforceable for any reason is subject to these Arbitration Provisions. As a result, any attempt to rescind the Agreement (or these Arbitration Provisions) or any other Transaction Document) or declare the Agreement (or these Arbitration Provisions) or any other Transaction Document invalid or unenforceable pursuant to Section 29 of the 1934 Act or for any other reason is subject to these Arbitration Provisions. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Agreement.

2. Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest (as defined or otherwise provided for in the Pre-Paid Purchase, “Default Interest”) (with respect to monetary awards) at the rate specified in the Pre-Paid Purchase for Default Interest both before and after the Arbitration Award. Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.

3. The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.

4. Arbitration Proceedings. Arbitration between the parties will be subject to the following:

4.1 Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 16.10 of the Agreement (the “Notice Provision”); provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under the Notice Provision (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to the Notice Provision or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

Annex D-54

4.2 Selection and Payment of Arbitrator.

(a) Within ten (10) calendar days after the Service Date, Investor shall select and submit to Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Investor has submitted to Company the names of the Proposed Arbitrators, Company must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Company.

(b) If Investor fails to submit to Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Company may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Investor. Investor may then, within five (5) calendar days after Company has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by Company, then Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.

(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.

(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”. If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration. If Utah ADR Services ceases to exist or to provide a list of neutrals and there is no successor thereto, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.

(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.

4.3 Applicability of Certain Utah Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

4.4 Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

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4.5 Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act. In the event either party successfully petitions a court to compel arbitration, the losing party in such action shall be required to pay the prevailing party’s attorneys’ fees and costs incurred in connection with such action.

4.6 Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:

(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i) To facts directly connected with the transactions contemplated by the Agreement.

(ii) To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.

(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees. The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision. All depositions will be taken in Utah.

(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with

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respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

4.6 Dispositive Motions. Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.

4.7 Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

4.8 Authorization; Timing; Scheduling Order. Subject to all other sections of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

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4.9 Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

4.10 Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.

4.11 Motion to Vacate. Following the entry of the Arbitration Award, if either party desires to file a Motion to Vacate the Arbitration Award with a court in Salt Lake County, Utah, it must do so within the earlier of: (a) thirty (30) days of entry of the Arbitration Award; and (b) in response to the prevailing party’s Motion of Confirm the Arbitration Award.

5. Arbitration Appeal.

5.1 Initiation of Appeal. Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below. The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice. In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned. In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award. The Arbitration Award will be considered final until the Appeal Notice has been properly delivered and the applicable appeal bond has been posted (along with proof of payment of the applicable bond). The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.

5.2 Selection and Payment of Appeal Panel. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).

(a) Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.

(b) If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee. The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period

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three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

(c) If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.

(d) The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”. No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel. If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.

(e) Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.

5.3 Appeal Procedure. The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice. Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below). Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.

5.4 Timing.

(a) Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final. If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

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(b) Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).

5.5 Appeal Panel Award. The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel. Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in the Pre-Paid Purchase for Default Interest both before and after the Arbitration Award. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.

5.6 Relief. The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.

5.7 Fees and Costs. As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).

6. Miscellaneous.

6.1 Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.

6.2 Governing Law. These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.

6.3 Interpretation. The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.

6.4 Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.

6.5 Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

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